UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2023

Date of reporting period:  November 30, 2023

Item 1. Reports to Stockholders.

(a)

PIA Funds

PIA BBB Bond Fund
Managed Account Completion Shares (MACS)

PIA MBS Bond Fund
Managed Account Completion Shares (MACS)

PIA High Yield (MACS) Fund
Managed Account Completion Shares (MACS)

Annual Report

November 30, 2023

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from December 1, 2022 through November 30, 2023, regarding the PIA BBB Bond Fund and the PIA MBS Bond Fund (each, a “Fund” and together, the “Funds”) for which Pacific Income Advisers, Inc. (“PIA”), is the investment adviser.

During the fiscal year ended November 30, 2023, the total returns, including the reinvestment of dividends and capital gains, were as follows:

PIA BBB Bond Fund	4.43%
PIA MBS Bond Fund	0.29%

As stated in the most recently filed prospectus, the PIA BBB Bond Fund’s gross expense ratio and net expense ratio are 0.15% and 0.15%, respectively; while the PIA MBS Bond Fund’s gross expense ratio and net expense ratio are 0.43% and 0.23%, respectively.

PIA has agreed to temporarily pay for all operating expenses (excluding acquired fund fees and expenses) incurred by each Fund through at least March 29, 2024, to the extent necessary to limit Total Annual Fund Operating Expenses After Expense Reimbursement to 0.19% and 0.23% of average daily net assets for the BBB Bond Fund and the MBS Bond Fund, respectively. The net expense is what the investor has paid.

PIA BBB Bond Fund
The PIA BBB Bond Fund returned 4.43% for the twelve-month period ended November 30, 2023 versus the Bloomberg U.S. Credit Baa Bond Index return of 4.28%. The Fund has a strategy of using a broad diversification of BBB-rated issuers, industry sectors and range of maturities. The bonds held in the Fund represent approximately 190 different issuers. The Bloomberg U.S. Credit Baa Bond Index has over 500 issuers. The Fund is structured so as to approximate the returns of its benchmark, while holding a smaller number of issuers. To achieve this objective, the overall duration, the partial durations, as well as the sector allocations of the Fund approximate those of its benchmark. While the top 20 issuers in the Bloomberg Barclays U.S. Credit Baa Bond Index are represented in the Fund, for the remaining issuers in the benchmark, only a subset is represented in the Fund, based on market conditions. This will cause some variability in the returns of the Fund relative to those of the benchmark.

PIA MBS Bond Fund
The PIA MBS Bond Fund returned 0.29% for the fiscal year ended November 30, 2023, and the Bloomberg U.S. MBS Fixed Rate Index returned 0.26%. The 30-year fixed mortgage rate, according to the Freddie Mac Primary Mortgage Market Survey, increased from 6.5% to 7.2% during the period. The Fund’s shorter duration position was a positive as was the allocation to floating rate CMBS and short duration ABS. In the MBS space, Ginnie Mae 30-year MBS underperformed conventional 30-year MBS (Fannie Mae and Freddie Mac), and the Fund’s underweight in Ginnie Mae mortgages was a positive. Lower coupon mortgage pools underperformed higher coupon pools, and the Fund’s underweight to higher coupon pools was a negative.

PIA Funds

Bond Market in Review

The Federal Open Market Committee voted to raise the Federal Funds rate by 150 basis points during the reporting period in order to combat increasing inflation. The yields on 2-year, 5-year, 10-year and 30-year Treasuries increased by 37, 53, 72 and 76 basis points, respectively, from December 1, 2022 to November 30, 2023. Credit spreads on BBB-rated bonds over Treasuries decreased during the period from 162 to 130 basis points. Option-adjusted spreads on fixed rate agency MBS increased from 52 to 56 basis points, as their average life increased from 7.6 to 8.0 years.

We believe that the PIA BBB Bond Fund and the PIA MBS Bond Fund provide our clients with a means of efficiently investing in a broadly diversified portfolio of BBB-rated bonds and agency mortgage-backed bonds, respectively.

Please take a moment to review the Funds’ statements of assets and liabilities and the results of operations for the fiscal ended November 30, 2023. We look forward to reporting to you again with the semi-annual report dated May 31, 2024.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

PIA Funds

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Funds’ investment adviser, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment by the PIA BBB Bond Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.

The Funds may also use options, futures contracts, and swaps, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency rates.   Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential. Bond rating services are provided by credit rating agencies currently registered as Nationally Recognized Statistical Rating Organizations (“NRSROs”). Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default). Securities not covered by any agency will receive a non-rated (NR) rating. The portfolios have 0% in non-rated securities.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays U.S. Credit Baa Bond Index is an unmanaged index consisting of bonds rated Baa.  The issues must be publicly traded and meet certain maturity and issue size requirements.  Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors.  Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.

The Bloomberg U.S. MBS Fixed Rate Index tracks fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is composed of MBS generics that group the larger universe of eligible agency mortgage pass-through pools according to four main characteristics: agency, program, coupon, and vintage.

Duration is the measure of the sensitivity of the price of a fixed income security to a change in interest rates, expressed in number of years.

Basis point equals 1/100th of 1%.

Spread is the difference in yield between a corporate bond and a similar maturity U.S. Treasury Bond. It is the compensation investors receive for accepting credit risk of a corporate bond.

The option-adjusted spread is the spread earned over Treasuries, measured over multiple possible future interest rate scenarios, after accounting for the value of the embedded option in the security, which in the case of MBS, gives mortgage holders the option to either refinance or repay early.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers and/or expense reimbursements in effect.  In the absence of such waivers or reimbursements, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

Dear Shareholder:

We are pleased to provide you with this report for the period from December 1, 2022 through November 30, 2023, regarding the PIA High Yield (MACS) Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”), is the investment adviser.

The Fund outperformed its benchmark, the Bloomberg U.S. Corporate High-Yield Index (the “Index”), returning 12.50%, after fees and expenses, twelve months ended November 30, 2023, versus 8.69% for the Index.

The primary factors contributing to the outperformance of the Fund were the distribution of returns by credit rating and individual credit selection.  With regards to ratings, during the period, the Fund was significantly underweight Ba(s), the worst performing ratings cohort, while overweight B(s) and significantly overweight Caa(s), the best performing cohort.

As stated in the most recently filed prospectus, the Fund’s gross expense ratio and net expense ratio are 0.21% and 0.21%, respectively. PIA has agreed to temporarily pay for all operating expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) incurred by the Fund through at least March 29, 2024, to the extent necessary to limit Total Annual Fund Operating Expenses After Expense Reimbursement to 0.25% of the Fund’s average daily net assets. The Net Expense is what the investor has paid.

The Fund’s primary objective is to seek a high level of current income. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.

Lloyd McAdams
President and Portfolio Manager
Pacific Income Advisers, Inc.

PIA Funds

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser, are subject to change, are not guaranteed, should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks may increase for emerging markets.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an exchange-traded fund (“ETF”) or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  It will also bear additional expenses, including operating expenses, brokerage costs, and the potential duplication of management fees.

The Bloomberg U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc., Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

You cannot invest directly in an index.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential. Bond rating services are provided by credit rating agencies currently registered as Nationally Recognized Statistical Rating Organizations (“NRSROs”). Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default). Securities not covered by any agency will receive a non-rated (NR) rating.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

PIA BBB BOND FUND
Comparison of the change in value of a $10,000 investment in the
PIA BBB Bond Fund vs. the Bloomberg U.S. Credit Baa Bond Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA BBB Bond Fund	4.43%	2.23%	2.62%
Bloomberg U.S. Credit Baa Bond Index	4.28%	2.50%	2.85%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago. Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg U.S. Credit Baa Bond Index is an unmanaged index consisting of bonds rated Baa. The issues must be publicly traded and meet certain maturity and issue size requirements. Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors. Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.

Indices do not incur expenses and are not available for investment.

* Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds

PIA MBS BOND FUND
Comparison of the change in value of a $10,000 investment in the
PIA MBS Bond Fund vs. the Bloomberg U.S. MBS Fixed Rate Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA MBS Bond Fund	0.29%	-0.25%	0.81%
Bloomberg U.S. MBS Fixed Rate Index	0.26%	-0.23%	0.92%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago. Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg U.S. MBS Fixed Rate Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

Indices do not incur expenses and are not available for investment.

* Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds

PIA HIGH YIELD (MACS) FUND
Comparison of the change in value of a $10,000 investment in the
PIA High Yield (MACS) Fund vs. the Bloomberg U.S. Corporate High-Yield Index

			Since Inception
Average Annual Total Return*	1 Year	5 Year	(12/26/17)
PIA High Yield (MACS) Fund	12.50%	5.48%	4.59%
Bloomberg U.S. Corporate High-Yield Index	8.69%	4.15%	3.52%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, December 26, 2017. Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg U.S. Corporate High-Yield Index measures the U.S. dollar-denominated, high yield, fixed rate corporate bond market. The index excludes emerging markets debt.

Indices do not incur expenses and are not available for investment.

* Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2023
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The BBB Bond Fund, MBS Bond Fund, and High Yield (MACS) Fund Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/23 – 11/30/23).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  The Example below includes, but is not limited to, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

PIA Funds
Expense Example – November 30, 2023 (continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/23	11/30/23	6/1/23 – 11/30/23*
PIA BBB Bond Fund
Actual	$1,000.00	$1,015.40	$0.86
Hypothetical (5% return before expenses)	$1,000.00	$1,024.22	$0.86

PIA MBS Bond Fund
Actual	$1,000.00	$983.20	$1.14
Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$1.17

PIA High Yield (MACS) Fund
Actual	$1,000.00	$1,060.70	$1.03
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01

*
Expenses are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratio of the PIA BBB Bond Fund, the PIA MBS Bond Fund and the PIA High Yield (MACS) Fund was 0.17%, 0.23%, 0.20%, respectively.

PIA Funds
Expense Example – November 30, 2023 (continued)
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

PIA Funds
PIA MBS BOND FUND
Allocation of Portfolio Assets – November 30, 2023
(Unaudited)

Investments by Issuer
As a Percentage of Total Investments

PIA Funds
PIA HIGH YIELD (MACS) FUND
Allocation of Portfolio Assets – November 30, 2023
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

Utilities
1.2%
Technology
5.0%
Basic Materials
14.1%
Money Market Fund
7.8%
Communications
5.1%
Industrial
21.0%
Consumer, Cyclical
13.5%
Financial
2.2%
Energy
13.3%
Consumer, Non-cyclical
16.8%

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023

Principal Amount		Value

CORPORATE BONDS 93.1%

Aerospace/Defense 3.7%
	Boeing Co.
$1,950,000	5.150%, 5/1/2030	$1,932,566
1,400,000	5.705%, 5/1/2040	1,379,350
	L3Harris Technologies, Inc.
500,000	6.150%, 12/15/2040	516,225
	Northrop Grumman Corp.
1,000,000	4.400%, 5/1/2030	964,261
500,000	4.950%, 3/15/2053	460,476
	RTX Corp.
1,000,000	3.500%, 3/15/2027	947,903
1,000,000	4.350%, 4/15/2047	814,413
		7,015,194

Agriculture 2.3%
	Altria Group, Inc.
148,000	4.800%, 2/14/2029	144,506
1,600,000	3.400%, 5/6/2030	1,421,403
	BAT Capital Corp.
1,000,000	2.259%, 3/25/2028	876,246
600,000	4.540%, 8/15/2047	438,295
800,000	5.650%, 3/16/2052	685,375
	Bunge Ltd. Finance Corp.
600,000	3.750%, 9/25/2027	570,426
	Reynolds American, Inc.
372,000	4.450%, 6/12/2025	365,867
		4,502,118

Airlines 0.4%
	Southwest Airlines Co.
500,000	5.125%, 6/15/2027	494,285
	United Airlines 2020-1 Class B
	Pass Through Trust
304,000	Series B, 4.875%, 1/15/2026	291,733
		786,018

Auto Manufacturers 2.8%
	Ford Motor Credit Co. LLC
500,000	3.815%, 11/2/2027	454,589
500,000	6.798%, 11/7/2028	510,102
1,000,000	7.122%, 11/7/2033	1,042,066
	General Motors Co.
400,000	5.200%, 4/1/2045	337,463
	General Motors
	Financial Co., Inc.
600,000	4.000%, 1/15/2025	587,171
1,300,000	3.600%, 6/21/2030	1,137,758
1,500,000	2.350%, 1/8/2031	1,193,120
		5,262,269

Banks 6.8%
	Barclays PLC
1,000,000	4.836%, 5/9/2028	943,001
1,000,000	5.746% (1 Year CMT Rate
	+ 3.000%), 8/9/2033 (a)	961,144
700,000	3.330% (1 Year CMT Rate
	+ 1.300%), 11/24/2042 (a)	483,151
	Citigroup, Inc.
1,700,000	4.450%, 9/29/2027	1,626,496
540,000	5.300%, 5/6/2044	488,259
	Cooperatieve Rabobank UA
1,000,000	3.750%, 7/21/2026	946,481
	Deutsche Bank AG/
	New York NY
1,000,000	4.100%, 1/13/2026	957,501
	Fifth Third Bancorp
500,000	4.055% (SOFR + 1.355%),
	4/25/2028 (a)	466,931
225,000	8.250%, 3/1/2038	250,130
	Goldman Sachs Group, Inc.
950,000	6.750%, 10/1/2037	998,297
	Lloyds Banking Group PLC
800,000	4.650%, 3/24/2026	770,672
	Morgan Stanley
400,000	2.484% (SOFR + 1.360%),
	9/16/2036 (a)	301,974

The ccompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Banks 6.8% (continued)
	Santander Holdings USA, Inc.
$700,000	3.450%, 6/2/2025	$671,684
	Santander UK Group
	Holdings PLC
2,000,000	1.089% (SOFR + 0.787%),
	3/15/2025 (a)	1,966,691
	UBS Group AG
1,050,000	4.550%, 4/17/2026	1,021,785
	Westpac Banking Corp.
300,000	3.133%, 11/18/2041	193,412
		13,047,609

Beverages 1.0%
	Constellation Brands, Inc.
700,000	2.875%, 5/1/2030	606,852
	Keurig Dr Pepper, Inc.
1,000,000	3.200%, 5/1/2030	886,787
500,000	4.500%, 4/15/2052	418,469
		1,912,108

Biotechnology 2.8%
	Amgen, Inc.
1,000,000	2.200%, 2/21/2027	918,009
1,000,000	5.250%, 3/2/2033	990,900
500,000	2.800%, 8/15/2041	344,447
1,006,000	4.663%, 6/15/2051	862,247
	Biogen, Inc.
700,000	2.250%, 5/1/2030	576,144
	Gilead Sciences, Inc.
1,100,000	1.650%, 10/1/2030	889,085
500,000	2.600%, 10/1/2040	344,156
	Royalty Pharma PLC
500,000	2.150%, 9/2/2031	390,664
		5,315,652

Building Materials 0.4%
	Carrier Global Corp.
240,000	2.700%, 2/15/2031	200,811
	Vulcan Materials Co.
620,000	3.900%, 4/1/2027	592,044
		792,855

Chemicals 1.6%
	Dow Chemical Co.
396,000	7.375%, 11/1/2029	437,770
500,000	6.900%, 5/15/2053	559,723
	DuPont de Nemours, Inc.
1,000,000	4.725%, 11/15/2028	987,889
	Nutrien Ltd.
700,000	2.950%, 5/13/2030	605,193
	Sherwin-Williams Co.
600,000	2.200%, 3/15/2032	476,422
		3,066,997

Commercial Services 0.7%
	Equifax, Inc.
500,000	3.100%, 5/15/2030	433,557
	Global Payments, Inc.
500,000	1.200%, 3/1/2026	452,679
	Moody’s Corp.
250,000	2.000%, 8/19/2031	200,111
250,000	3.100%, 11/29/2061	153,161
		1,239,508

Computers 1.3%
	Dell International LLC /
	EMC Corp.
900,000	6.020%, 6/15/2026	909,868
500,000	6.200%, 7/15/2030	520,346
500,000	3.450%, 12/15/2051	334,709
	Hewlett Packard Enterprise Co.
700,000	4.900%, 10/15/2025	693,271
		2,458,194

Diversified Financial Services 3.7%
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust
1,500,000	3.300%, 1/30/2032	1,243,479
	Air Lease Corp.
450,000	2.875%, 1/15/2026	423,515
1,000,000	5.300%, 2/1/2028	990,031

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Diversified Financial Services 3.7% (continued)
	Ally Financial, Inc.
$500,000	2.200%, 11/2/2028	$409,575
	Brightsphere Investment
	Group, Inc.
1,000,000	4.800%, 7/27/2026	948,320
	Capital One Financial Corp.
1,400,000	3.650%, 5/11/2027	1,299,724
	Nasdaq, Inc.
500,000	5.550%, 2/15/2034	499,838
	Nomura Holdings, Inc.
1,000,000	2.172%, 7/14/2028	854,785
	Synchrony Financial
500,000	4.500%, 7/23/2025	480,936
		7,150,203

Electric 5.9%
	American Electric Power Co., Inc.
500,000	5.950%, 11/1/2032	511,451
	Dominion Energy, Inc.
500,000	2.250%, 8/15/2031	397,144
	Dominion Resources, Inc.
470,000	4.900%, 8/1/2041	406,561
	DTE Energy Co.
600,000	1.050%, 6/1/2025	560,127
	Duke Energy Corp.
950,000	2.450%, 6/1/2030	798,106
1,000,000	3.300%, 6/15/2041	717,977
	El Paso Electric Co.
850,000	6.000%, 5/15/2035	829,238
	Eversource Energy
500,000	2.550%, 3/15/2031	408,064
	FirstEnergy Corp.
700,000	2.250%, 9/1/2030	569,977
	NextEra Energy Capital
	Holdings, Inc.
500,000	4.625%, 7/15/2027	490,357
400,000	2.250%, 6/1/2030	329,907
	Pacific Gas and Electric Co.
5,000,000	3.500%, 8/1/2050	3,154,783
	Sempra
600,000	4.125% (5 Year CMT
	Rate + 2.868%), 4/1/2052 (a)	489,072
	Southern Co.
1,000,000	3.250%, 7/1/2026	951,186
	Southwestern Electric Power Co.
400,000	3.250%, 11/1/2051	250,560
	Xcel Energy, Inc.
500,000	2.350%, 11/15/2031	392,529
		11,257,039

Electronics 0.4%
	Fortive Corp.
750,000	3.150%, 6/15/2026	710,344

Entertainment 1.1%
	Warnermedia Holdings, Inc.
1,000,000	4.279%, 3/15/2032	882,118
1,500,000	5.141%, 3/15/2052	1,199,478
		2,081,596

Environmental Control 0.7%
	Republic Services, Inc.
1,000,000	0.875%, 11/15/2025	916,775
	Waste Connections, Inc.
500,000	4.200%, 1/15/2033	461,658
		1,378,433

Food 2.9%
	ConAgra Brands, Inc.
1,300,000	7.000%, 10/1/2028	1,379,426
	General Mills, Inc.
700,000	2.250%, 10/14/2031	562,102
	Kroger Co.
1,000,000	2.200%, 5/1/2030	823,392
	Mondelez International, Inc.
2,000,000	1.500%, 2/4/2031	1,570,434
	Sysco Corp.
464,000	5.950%, 4/1/2030	480,476
400,000	3.150%, 12/14/2051	261,559

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Food 2.9% (continued)
	Tyson Foods, Inc.
$600,000	4.350%, 3/1/2029	$569,540
		5,646,929

Forest Products & Paper 0.4%
	International Paper Co.
700,000	6.000%, 11/15/2041	702,873

Gas 0.2%
	NiSource Finance Corp.
400,000	5.250%, 2/15/2043	362,427

Hand/Machine Tools 0.1%
	Kennametal, Inc.
330,000	2.800%, 3/1/2031	264,675

Healthcare-Products 1.2%
	Agilent Technologies, Inc.
215,000	2.300%, 3/12/2031	177,474
	Boston Scientific Corp.
560,000	2.650%, 6/1/2030	482,729
	GE HealthCare Technologies, Inc.
500,000	5.857%, 3/15/2030	509,483
	Stryker Corp.
700,000	1.950%, 6/15/2030	577,385
	Zimmer Biomet Holdings, Inc.
500,000	3.050%, 1/15/2026	476,684
		2,223,755

Healthcare-Services 2.6%
	CommonSpirit Health
600,000	2.782%, 10/1/2030	496,988
	Elevance Health, Inc.
500,000	5.500%, 10/15/2032	504,409
600,000	4.650%, 8/15/2044	521,783
1,000,000	5.125%, 2/15/2053	930,862
	HCA, Inc.
1,000,000	4.125%, 6/15/2029	927,466
600,000	4.375%, 3/15/2042	474,385
	Humana, Inc.
500,000	4.875%, 4/1/2030	487,534
	Laboratory Corp. of
	America Holdings
640,000	3.250%, 9/1/2024	627,742
		4,971,169

Home Builders 0.3%
	DR Horton, Inc.
500,000	2.600%, 10/15/2025	473,615

Household Products/Wares 0.2%
	Church & Dwight Co., Inc.
500,000	3.150%, 8/1/2027	469,632

Insurance 2.6%
	Aon Corp.
600,000	2.800%, 5/15/2030	517,161
	Corebridge Financial, Inc.
500,000	3.900%, 4/5/2032	437,588
500,000	6.050%, 9/15/2033 (b)	507,034
	Fidelity National Financial, Inc.
2,000,000	2.450%, 3/15/2031	1,589,268
	Lincoln National Corp.
120,000	3.800%, 3/1/2028	112,002
	Mercury General Corp.
500,000	4.400%, 3/15/2027	469,783
	Metlife, Inc.
855,000	6.400%, 12/15/2036	842,740
	Prudential Financial, Inc.
500,000	5.125% (5 Year CMT Rate
	+ 3.162%), 3/1/2052 (a)	445,030
		4,920,606

Internet 0.2%
	eBay, Inc.
500,000	2.600%, 5/10/2031	417,401

Investment Companies 1.0%
	Blackstone Secured
	Lending Fund
1,000,000	3.625%, 1/15/2026	936,717

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Investment Companies 1.0% (continued)
	FS KKR Capital Corp.
$1,000,000	4.625%, 7/15/2024	$987,415
		1,924,132

Iron/Steel 0.2%
	Vale Overseas Ltd.
500,000	6.125%, 6/12/2033	495,954

Lodging 0.7%
	Marriott International, Inc./MD
500,000	4.900%, 4/15/2029	489,475
	Sands China Ltd.
1,000,000	2.550%, 3/8/2027	882,109
		1,371,584

Machinery-Diversified 0.5%
	IDEX Corp.
1,000,000	3.000%, 5/1/2030	863,025

Media 2.3%
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital
1,000,000	2.800%, 4/1/2031	814,809
1,000,000	2.300%, 2/1/2032	764,831
1,000,000	3.900%, 6/1/2052	640,321
	Discovery Communications LLC
1,000,000	3.625%, 5/15/2030	883,836
	Paramount Global
610,000	4.375%, 3/15/2043	415,676
	Time Warner Cable
	Enterprises LLC
810,000	8.375%, 7/15/2033	909,392
		4,428,865

Mining 0.8%
	Newmont Corp.
800,000	4.875%, 3/15/2042	727,648
	Southern Copper Corp.
750,000	6.750%, 4/16/2040	791,134
		1,518,782

Miscellaneous Manufacturing 0.5%
	Parker-Hannifin Corp.
550,000	3.250%, 6/14/2029	502,905
	Textron, Inc.
500,000	6.100%, 11/15/2033	514,211
		1,017,116

Oil & Gas 3.0%
	Canadian Natural Resources Ltd.
700,000	4.950%, 6/1/2047	599,306
	Diamondback Energy, Inc.
500,000	3.125%, 3/24/2031	430,681
	Ecopetrol S.A.
900,000	4.125%, 1/16/2025	874,551
	Hess Corp.
800,000	5.600%, 2/15/2041	804,944
	Marathon Petroleum Corp.
500,000	3.625%, 9/15/2024	491,366
	Phillips 66
950,000	1.300%, 2/15/2026	869,459
	Suncor Energy, Inc.
500,000	3.750%, 3/4/2051	350,644
	Valero Energy Corp.
750,000	2.800%, 12/1/2031	612,245
655,000	6.625%, 6/15/2037	687,273
		5,720,469

Oil & Gas Services 0.5%
	Halliburton Co.
24,000	3.800%, 11/15/2025	23,412
1,000,000	2.920%, 3/1/2030	876,240
		899,652

Packaging & Containers 0.2%
	WRKCo, Inc.
500,000	3.900%, 6/1/2028	467,821

Pharmaceuticals 4.2%
	AbbVie, Inc.
800,000	4.400%, 11/6/2042	703,511
268,000	4.750%, 3/15/2045	242,790

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Pharmaceuticals 4.2% (continued)
	Becton Dickinson & Co.
$550,000	4.685%, 12/15/2044	$480,372
	Cardinal Health, Inc.
125,000	3.410%, 6/15/2027	118,159
	Cigna Group/The
500,000	4.500%, 2/25/2026	491,794
1,600,000	2.400%, 3/15/2030	1,356,988
600,000	3.400%, 3/15/2050	412,921
	CVS Health Corp.
2,150,000	3.750%, 4/1/2030	1,967,455
500,000	5.125%, 7/20/2045	445,299
1,000,000	5.050%, 3/25/2048	877,266
	Viatris, Inc.
600,000	2.700%, 6/22/2030	487,323
	Zoetis, Inc.
600,000	2.000%, 5/15/2030	497,281
		8,081,159

Pipelines 6.4%
	Boardwalk Pipelines LP
500,000	3.600%, 9/1/2032	424,853
	Enbridge, Inc.
1,000,000	3.125%, 11/15/2029	887,736
250,000	3.400%, 8/1/2051	168,814
	Energy Transfer LP
500,000	4.250%, 4/1/2024	497,178
1,000,000	5.000%, 5/15/2050	842,163
	Enterprise Products
	Operating LLC
850,000	4.850%, 8/15/2042	776,172
500,000	3.300%, 2/15/2053	349,088
	Kinder Morgan Energy Partners
1,270,000	5.800%, 3/15/2035	1,243,944
	Kinder Morgan, Inc.
600,000	2.000%, 2/15/2031	476,073
700,000	5.550%, 6/1/2045	633,464
	Magellan Midstream Partners LP
500,000	3.200%, 3/15/2025	483,644
	MPLX LP
1,315,000	4.250%, 12/1/2027	1,257,963
600,000	4.950%, 3/14/2052	498,150
	ONEOK, Inc.
500,000	6.100%, 11/15/2032	509,245
	Plains All American Pipeline LP /
	PAA Finance Corp.
546,000	3.800%, 9/15/2030	486,709
	Targa Resources Corp.
500,000	5.200%, 7/1/2027	496,075
	TransCanada PipeLines Ltd.
1,100,000	4.100%, 4/15/2030	1,013,420
	Williams Cos., Inc.
800,000	3.900%, 1/15/2025	783,660
500,000	5.100%, 9/15/2045	445,337
		12,273,688

REITs 5.4%
	Alexandria Real Estate
	Equities, Inc.
650,000	1.875%, 2/1/2033	476,495
	American Tower Corp.
500,000	2.750%, 1/15/2027	460,207
1,000,000	1.875%, 10/15/2030	785,459
	Boston Properties LP
675,000	3.250%, 1/30/2031	546,401
	Corporate Office Properties LP
500,000	2.750%, 4/15/2031	382,762
	Crown Castle, Inc.
500,000	3.650%, 9/1/2027	467,571
600,000	2.250%, 1/15/2031	480,422
	Equinix, Inc.
500,000	1.550%, 3/15/2028	427,197
100,000	3.900%, 4/15/2032	88,683
	Essex Portfolio LP
1,000,000	3.375%, 4/15/2026	953,975
	Extra Space Storage LP
500,000	5.900%, 1/15/2031	501,641

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

REITs 5.4% (continued)
	GLP Capital LP /
	GLP Financing II, Inc.
$250,000	3.250%, 1/15/2032	$201,168
	Healthpeak OP LLC
350,000	2.125%, 12/1/2028	298,948
	Kimco Realty OP LLC
500,000	6.400%, 3/1/2034	519,402
	Omega Healthcare Investors, Inc.
1,000,000	3.250%, 4/15/2033	764,425
	Sabra Health Care LP
1,000,000	3.900%, 10/15/2029	867,260
	STORE Capital Corp.
810,000	4.500%, 3/15/2028	722,337
	Ventas Realty LP
500,000	3.750%, 5/1/2024	495,112
	Welltower OP LLC
700,000	2.750%, 1/15/2031	581,941
	Weyerhaeuser Co.
226,000	7.375%, 3/15/2032	250,518
		10,271,924

Retail 3.7%
	AutoNation, Inc.
200,000	3.500%, 11/15/2024	195,317
	AutoZone, Inc.
500,000	4.750%, 8/1/2032	473,454
	Genuine Parts Co.
500,000	1.875%, 11/1/2030	387,006
	Lowe’s Cos., Inc.
1,000,000	4.500%, 4/15/2030	964,348
500,000	1.700%, 10/15/2030	398,936
1,000,000	5.625%, 4/15/2053	974,680
	McDonald’s Corp.
1,100,000	3.500%, 7/1/2027	1,047,116
550,000	4.875%, 12/9/2045	501,065
	Starbucks Corp.
1,000,000	2.550%, 11/15/2030	854,507
	Tractor Supply Co.
500,000	1.750%, 11/1/2030	395,967
	Walgreens Boots Alliance, Inc.
1,000,000	3.200%, 4/15/2030	833,777
		7,026,173

Semiconductors 1.8%
	Broadcom, Inc.
431,000	4.150%, 11/15/2030	399,614
1,500,000	3.419%, 4/15/2033 (b)	1,260,320
55,000	3.187%, 11/15/2036 (b)	42,002
583,000	4.926%, 5/15/2037 (b)	534,458
	Micron Technology, Inc.
250,000	2.703%, 4/15/2032	200,472
	NXP BV / NXP Funding LLC /
	NXP USA, Inc.
500,000	4.400%, 6/1/2027	482,936
500,000	2.500%, 5/11/2031	405,998
		3,325,800

Software 3.6%
	Fidelity National Information
	Services, Inc.
600,000	5.100%, 7/15/2032	591,579
	Fiserv, Inc.
600,000	3.850%, 6/1/2025	585,410
	Oracle Corp.
1,685,000	1.650%, 3/25/2026	1,553,083
1,400,000	3.650%, 3/25/2041	1,060,058
1,350,000	3.950%, 3/25/2051	997,807
1,000,000	5.550%, 2/6/2053	943,451
	Roper Technologies, Inc.
650,000	1.400%, 9/15/2027	568,903
	VMware, Inc.
550,000	4.650%, 5/15/2027	537,905
		6,838,196

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Telecommunications 8.7%
	AT&T, Inc.
$1,400,000	2.300%, 6/1/2027	$1,274,586
875,000	2.550%, 12/1/2033	681,161
2,368,000	3.500%, 9/15/2053	1,575,361
1,196,000	3.550%, 9/15/2055	789,139
727,000	3.800%, 12/1/2057	497,289
	British Telecommunications PLC
855,000	9.625%, 12/15/2030	1,034,199
	Deutsche Telekom
	International Finance
345,000	8.750%, 6/15/2030	407,159
	France Telecom SA
575,000	5.375%, 1/13/2042	543,663
	Rogers Communications, Inc.
989,000	5.000%, 3/15/2044	849,723
	Telefonica Emisiones SA
475,000	7.045%, 6/20/2036	515,005
	T-Mobile USA, Inc.
1,600,000	3.875%, 4/15/2030	1,471,961
600,000	2.250%, 11/15/2031	477,837
1,100,000	3.400%, 10/15/2052	741,503
500,000	5.650%, 1/15/2053	488,701
	Verizon Communications, Inc.
1,000,000	3.000%, 3/22/2027	936,844
550,000	3.150%, 3/22/2030	488,070
336,000	2.550%, 3/21/2031	279,026
1,500,000	4.862%, 8/21/2046	1,339,275
2,000,000	3.550%, 3/22/2051	1,438,666
600,000	2.987%, 10/30/2056	368,932
	Vodafone Group PLC
400,000	4.375%, 5/30/2028	392,308
		16,590,408

Transportation 2.5%
	Canadian Pacific Railway Co.
700,000	2.900%, 2/1/2025	679,195
	CSX Corp.
1,390,000	6.220%, 4/30/2040	1,476,387
	FedEx Corp.
1,000,000	3.250%, 5/15/2041	726,974
	Kirby Corp.
450,000	4.200%, 3/1/2028	424,988
	Norfolk Southern Corp.
700,000	3.850%, 1/15/2024	699,631
250,000	2.300%, 5/15/2031	206,420
1,000,000	2.900%, 8/25/2051	619,035
		4,832,630

Trucking & Leasing 0.5%
	GATX Corp.
1,300,000	1.900%, 6/1/2031	980,387

Water 0.3%
	American Water Capital Corp.
650,000	2.800%, 5/1/2030	563,233

Total Corporate Bonds
(Cost $206,515,836)		177,920,217

SOVEREIGN BONDS 5.2%
	Columbia Government
	International Bond
600,000	3.875%, 4/25/2027	559,299
	Indonesia Government
	International Bond
500,000	3.850%, 10/15/2030	464,924
	Mexico Government
	International Bond
1,300,000	4.500%, 4/22/2029	1,250,693
2,490,000	4.750%, 3/8/2044	2,020,357
	Panama Government
	International Bond
1,700,000	2.252%, 9/29/2032	1,193,486
750,000	6.700%, 1/26/2036	716,252
	Peruvian Government
	International Bond
400,000	3.000%, 1/15/2034	322,538
1,050,000	6.550%, 3/14/2037	1,125,056

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

SOVEREIGN BONDS 5.2% (continued)
	Philippine Government
	International Bond
$1,625,000	5.000%, 1/13/2037	$1,586,121
	Uruguay Government
	International Bond
800,000	4.375%, 1/23/2031	776,967
Total Sovereign Bonds
(Cost $12,226,819)		10,015,693

Shares/
Principal Amount	Value

MONEY MARKET FUND 1.0%

1,771,795	Fidelity Government Portfolio,
Institutional Class, 5.24% (c)	1,771,795

Total Money Market Fund
(Cost $1,771,795)	99.3%	1,771,795
Total Investments
(Cost $220,514,450)	0.7%	189,707,705
Other Assets in Excess
of Liabilities	1,421,710
TOTAL NET ASSETS	100.0%	$191,129,415

CMT – Constant Maturity Treasury
SOFR – Secured Overnight Financing Rate
(a)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2023.
(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2023, the value of these investments was $2,343,814 of 1.2% total net assets.

(c)	Rate shown represents the 7-day annualized yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2023

Principal Amount		Value

ASSET-BACKED SECURITIES 1.4%

Other Asset-Backed Securities 1.4%
	CF Hippolyta Issuer LLC
$1,349,178	Series 2020-1, Class A1,
	1.690%, 7/15/2060 (a)	$1,236,188
Total Asset-Backed Securities
(Cost $1,348,992)		1,236,188

MORTGAGE-BACKED SECURITIES 92.3%

Commercial Mortgage-Backed Securities 2.2%
	BX Trust
403,495	Series 2021-RISE, Class B,
	6.687% (CME Term SOFR
	1 Month + 1.364%),
	11/15/2036 (a)(b)	396,071
	Cold Storage Trust
1,474,486	Series 2020-ICE5, Class A,
	6.336% (CME Term SOFR
	1 Month + 1.014%),
	11/15/2037 (a)(b)	1,461,619
		1,857,690
U.S. Government Securities 90.1%
	FHLMC Pool
229,753	#G18622, 2.500%, 12/1/2031	212,975
54,852	#G04832, 5.000%, 10/1/2038	54,886
188,494	#G08491, 3.500%, 5/1/2042	172,923
357,366	#G08640, 3.000%, 5/1/2045	313,282
357,903	#Q33337, 3.000%, 5/1/2045	312,856
296,376	#G08741, 3.000%, 1/1/2047	257,800
172,961	#Q55213, 3.500%, 4/1/2048	155,331
71,777	#G08835, 3.500%, 9/1/2048	64,415
64,174	#ZT1710, 4.000%, 2/1/2049	59,596
1,945,646	#RA5559, 2.500%, 7/1/2051	1,579,892
1,938,457	#SD8172, 2.000%, 10/1/2051	1,513,118
1,367,888	#QD2700, 2.500%, 12/1/2051	1,111,543
1,605,413	#QD3120, 3.000%, 12/1/2051	1,362,709
24,935	#SD0856, 2.000%, 1/1/2052	19,435
1,382,076	#QD7338, 2.000%, 2/1/2052	1,077,773
1,806,097	#SD8193, 2.000%, 2/1/2052	1,407,154
782,817	#QD7063, 2.500%, 2/1/2052	636,077
1,960,219	#RA6528, 2.500%, 2/1/2052	1,591,995
1,345,890	#SD8194, 2.500%, 2/1/2052	1,093,670
1,376,505	#SD8199, 2.000%, 3/1/2052	1,073,416
1,849,541	#SD8204, 2.000%, 4/1/2052	1,440,383
178,785	#QE2333, 3.000%, 5/1/2052	151,605
805,743	#RA7374, 3.000%, 5/1/2052	683,728
1,830,908	#SD8214, 3.500%, 5/1/2052	1,608,749
1,423,207	#SD8275, 4.500%, 12/1/2052	1,335,532
299,345	#QF6264, 2.500%, 1/1/2053	243,228
1,139,335	#SD8312, 2.500%, 1/1/2053	925,991
1,969,415	#SD8336, 3.500%, 4/1/2053	1,730,422
1,999,999	#SD8341, 5.000%, 7/1/2053	1,927,040
1,997,333	#SD3275, 5.500%, 7/1/2053	1,970,510
	FNMA Pool
28,411	#AH8174, 4.000%, 5/1/2026	28,190
324,565	#BC9305, 2.500%, 10/1/2031	302,688
205,473	#BD9466, 2.500%, 11/1/2031	191,982
78,478	#BK5720, 3.500%, 5/1/2033	75,626
69,420	#MA3364, 3.500%, 5/1/2033	67,066
314,018	#AB9774, 3.500%, 7/1/2043	285,503
416,551	#AU3363, 3.000%, 8/1/2043	366,894
137,585	#AS3392, 4.000%, 9/1/2044	128,867
522,815	#AZ0504, 3.000%, 6/1/2045	457,652
437,126	#BA2275, 3.500%, 12/1/2045	396,818
356,414	#MA2670, 3.000%, 7/1/2046	310,632
357,190	#BM4135, 4.500%, 5/1/2048	341,132
137,155	#MA3415, 4.000%, 7/1/2048	127,379
113,019	#BK5416, 4.000%, 8/1/2048	104,962
1,120,157	#FM7827, 3.000%, 12/1/2050	961,434
1,970,801	#CB0381, 2.000%, 5/1/2051	1,534,475
1,254,556	#FM8407, 3.000%, 8/1/2051	1,075,750
1,224,563	#FM9646, 2.000%, 11/1/2051	953,716
720,020	#BT6275, 2.000%, 12/1/2051	561,250
1,705,586	#BU7884, 2.500%, 1/1/2052	1,386,051
1,822,748	#MA4547, 2.000%, 2/1/2052	1,421,161
1,787,694	#MA4548, 2.500%, 2/1/2052	1,453,032
54,748	#CB2896, 3.000%, 2/1/2052	46,289
1,726,039	#MA4563, 2.500%, 3/1/2052	1,402,960
194,363	#FS1371, 3.000%, 3/1/2052	164,978
1,855,680	#MA4577, 2.000%, 4/1/2052	1,445,668

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

U.S. Government Securities 90.1% (continued)
	FNMA Pool (continued)
$1,831,607	#MA4578, 2.500%, 4/1/2052	$1,487,934
1,822,314	#MA4579, 3.000%, 4/1/2052	1,544,095
1,967,604	#BV5577, 2.500%, 5/1/2052	1,598,562
783,540	#BV5623, 3.000%, 6/1/2052	664,432
167,671	#FS2676, 3.000%, 6/1/2052	141,905
1,541,532	#MA4654, 3.500%, 7/1/2052	1,355,712
176,294	#MA4698, 3.000%, 8/1/2052	149,121
1,429,362	#MA4732, 4.000%, 9/1/2052	1,300,136
1,420,472	#MA4783, 4.000%, 10/1/2052	1,292,051
1,945,458	#BW9886, 4.500%, 10/1/2052	1,825,718
1,854,579	#BW1298, 5.500%, 11/1/2052	1,831,974
1,969,511	#MA4867, 4.500%, 1/1/2053	1,847,451
1,945,074	#MA4940, 5.000%, 3/1/2053	1,876,312
1,950,272	#MA5037, 4.500%, 6/1/2053	1,829,370
	FNMA TBA
2,000,000	5.500%, 12/15/2040 (c)	1,970,781
	GNMA Pool
131,975	#726311, 5.000%, 9/15/2039	128,906
101,904	#AM8608, 4.000%, 6/15/2045	94,731
82,549	#AR3772, 4.000%, 2/15/2046	76,295
61,295	#AQ0545, 4.000%, 10/15/2046	56,802
64,967	#AQ0562, 4.000%, 12/15/2046	60,263
777,936	#AW1730, 3.000%, 5/15/2047	670,958
330,753	#AZ5554, 3.000%, 8/15/2047	286,138
245,725	#BD4824, 3.500%, 11/15/2047	219,724
141,747	#MA5875, 3.500%, 4/20/2049	128,400
212,523	#MA6039, 3.500%, 7/20/2049	192,481
151,165	#MA6089, 3.000%, 8/20/2049	132,500
393,516	#MA6153, 3.000%, 9/20/2049	344,839
413,426	#MA6338, 3.000%, 12/20/2049	362,143
1,758,811	#MA7826, 2.000%, 1/20/2052	1,420,996
1,740,981	#MA7827, 2.500%, 1/20/2052	1,455,919
1,921,028	#MA7880, 2.000%, 2/20/2052	1,551,922
1,326,942	#MA7936, 2.500%, 3/20/2052	1,109,654
1,914,430	#MA7987, 2.500%, 4/20/2052	1,600,991
1,833,076	#MA8099, 3.500%, 6/20/2052	1,641,839

Shares/
Principal Amount		Value

U.S. Government Securities 90.1% (continued)
	GNMA Pool (continued)
$1,900,745	#MA8147, 2.500%, 7/20/2052	1,590,332
1,932,440	#MA8267, 4.000%, 9/20/2052	1,782,348
		77,303,924
Total Mortgage-Backed Securities
(Cost $87,550,126)		79,161,614

SHORT-TERM INVESTMENTS 8.3%
Money Market Fund 1.2%
1,037,986	Fidelity Government Portfolio,
	Institutional Class, 5.24% (d)	1,037,986
U.S. Treasury Bills 7.1%
$2,000,000	5.279%, 12/12/2023 (e)	1,996,783
4,100,000	5.419%, 2/15/2024 (e)	4,054,731
		6,051,514
Total Short-Term Investments
(Cost $7,089,112)		7,089,500
Total Investments
(Cost $95,988,230)	102.0%	87,487,302
Liabilities in Excess
of Other Assets	(2.0)%	(1,735,332)
TOTAL NET ASSETS	100.0%	$85,751,970

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
SOFR – Secured Overnight Financing Rate
TBA – To be announced
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2023, the value of these investments was $3,093,878 of 3.6% total net assets.

(b)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2023.
(c)	Security purchased on a when-issued basis. As of November 30, 2023 the total cost of investments purchased on a when-issued basis was $1,970,781 or 2.3% of total net assets.
(d)	Rate shown represents the 7-day annualized yield as of November 30, 2023.
(e)	Rate shown is the discount rate at November 30, 2023.

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2023

Shares/
Principal Amount		Value

COMMON STOCKS 0.1%

Building Materials 0.1%
2,996	Northwest Hardwoods (a)(b)	$149,800
Total Common Stocks
(Cost $137,016)		149,800

CORPORATE BONDS 91.3%

Aerospace/Defense 2.2%
	F-Brasile SpA /
	F-Brasile US LLC
$1,775,000	7.375%, 8/15/2026 (c)	1,717,699
	Triumph Group, Inc.
1,500,000	9.000%, 3/15/2028 (c)	1,541,592
		3,259,291

Agriculture 1.0%
	Vector Group Ltd.
1,700,000	5.750%, 2/1/2029 (c)	1,514,672

Airlines 1.1%
	VistaJet Malta Finance PLC /
	Vista Management Holding, Inc.
2,445,000	6.375%, 2/1/2030 (c)	1,712,260

Auto Manufacturers 1.2%
	PM General Purchaser LLC
1,750,000	9.500%, 10/1/2028 (c)	1,718,264

Auto Parts & Equipment 1.0%
	Dornoch Debt Merger Sub, Inc.
1,650,000	6.625%, 10/15/2029 (c)	1,409,425

Building Materials 3.3%
	Eco Material Technologies, Inc.
1,525,000	7.875%, 1/31/2027 (c)	1,499,950
	MIWD Holdco II LLC /
	MIWD Finance Corp.
1,475,000	5.500%, 2/1/2030 (c)	1,250,885
	Smyrna Ready Mix Concrete LLC
1,650,000	6.000%, 11/1/2028 (c)	1,569,413
350,000	8.875%, 11/15/2031 (c)	357,001
	Summit Materials LLC /
	Summit Materials Finance Corp.
185,000	7.250%, 1/15/2031 (c)	186,491
		4,863,740

Chemicals 10.1%
	ASP Unifrax Holdings, Inc.
2,072,000	5.250%, 9/30/2028 (c)	1,417,675
	GPD Cos., Inc.
1,725,000	10.125%, 4/1/2026 (c)	1,569,804
	Herens Holdco Sarl
1,500,000	4.750%, 5/15/2028 (c)	1,164,867
	Iris Holdings, Inc.
1,815,000	9.500% PIK,
	8.750%, 2/15/2026 (c)(d)	1,623,944
	Mativ Holdings, Inc.
1,810,000	6.875%, 10/1/2026 (c)	1,671,029
	Polar US Borrower LLC /
	Schenectady International
	Group, Inc.
1,730,000	6.750%, 5/15/2026 (c)	615,041
	Rain Carbon, Inc.
1,895,000	12.250%, 9/1/2029 (c)	1,935,269
	SCIH Salt Holdings, Inc.
1,000,000	4.875%, 5/1/2028 (c)	906,685
1,265,000	6.625%, 5/1/2029 (c)	1,121,639
	SCIL IV LLC /
	SCIL USA Holdings LLC
1,450,000	5.375%, 11/1/2026 (c)	1,365,104
	SK Invictus Intermediate II Sarl
2,000,000	5.000%, 10/30/2029 (c)	1,626,800
		15,017,857

Coal 1.0%
	SunCoke Energy, Inc.
1,815,000	4.875%, 6/30/2029 (c)	1,563,034

Commercial Services 8.5%
	Alta Equipment Group, Inc.
1,550,000	5.625%, 4/15/2026 (c)	1,448,588

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Commercial Services 8.5% (continued)
	Cimpress PLC
$1,925,000	7.000%, 6/15/2026	$1,865,854
	CPI CG, Inc.
1,404,000	8.625%, 3/15/2026 (c)	1,335,424
	NESCO Holdings II, Inc.
1,500,000	5.500%, 4/15/2029 (c)	1,346,250
	PROG Holdings, Inc.
1,600,000	6.000%, 11/15/2029 (c)	1,400,160
	StoneMor, Inc.
2,045,000	8.500%, 5/15/2029 (c)	1,637,452
	VT Topco, Inc.
1,550,000	8.500%, 8/15/2030 (c)	1,588,316
	WASH Multifamily
	Acquisition, Inc.
2,049,000	5.750%, 4/15/2026 (c)	1,927,733
		12,549,777

Computers 1.1%
	NCR Atleos Corp.
1,600,000	9.500%, 4/1/2029 (c)	1,653,552

Distribution/Wholesale 3.0%
	Verde Purchaser LLC
2,700,000	10.500%, 11/30/2030 (c)	2,696,625
	Windsor Holdings III LLC
1,695,000	8.500%, 6/15/2030 (c)	1,744,190
		4,440,815

Diversified Financial Services 2.2%
	Burford Capital Global
	Finance LLC
700,000	6.250%, 4/15/2028 (c)	665,560
1,255,000	6.875%, 4/15/2030 (c)	1,180,604
	Macquarie Airfinance
	Holdings Ltd.
1,400,000	8.125%, 3/30/2029 (c)	1,427,377
		3,273,541

Engineering & Construction 3.3%
	Brand Industrial Services, Inc.
1,475,000	10.375%, 8/1/2030 (c)	1,531,168
	Brundage-Bone Concrete
	Pumping Holdings, Inc.
1,550,000	6.000%, 2/1/2026 (c)	1,497,905
	Railworks Holdings LP /
	Railworks Rally, Inc.
1,885,000	8.250%, 11/15/2028 (c)	1,853,465
		4,882,538

Entertainment 2.0%
	Premier Entertainment
	Sub LLC / Premier
	Entertainment Finance Corp.
2,175,000	5.875%, 9/1/2031 (c)	1,549,008
	Scientific Games Holdings
	LP/Scientific Games
	US FinCo, Inc.
1,625,000	6.625%, 3/1/2030 (c)	1,455,618
		3,004,626

Food 1.8%
	B&G Foods, Inc.
486,000	5.250%, 4/1/2025	477,501
	H-Food Holdings LLC /
	Hearthside Finance Co., Inc.
1,400,000	8.500%, 6/1/2026 (c)	308,203
	Simmons Foods, Inc./Simmons
	Prepared Foods, Inc./Simmons
	Pet Food, Inc./Simmons Feed
2,250,000	4.625%, 3/1/2029 (c)	1,871,269
		2,656,973

Food Service 1.7%
	TKC Holdings, Inc.
835,000	6.875%, 5/15/2028 (c)	754,272
2,065,000	10.500%, 5/15/2029 (c)	1,787,557
		2,541,829

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Forest Products & Paper 1.5%
	Mercer International, Inc.
$700,000	12.875%, 10/1/2028 (c)	$729,402
1,725,000	5.125%, 2/1/2029	1,442,359
		2,171,761

Healthcare-Services 4.6%
	Fortrea Holdings, Inc.
1,500,000	7.500%, 7/1/2030 (c)	1,486,875
	Heartland Dental LLC /
	Heartland Dental Finance Corp.
1,300,000	8.500%, 5/1/2026 (c)	1,229,229
775,000	10.500%, 4/30/2028 (c)	787,594
	Kedrion SpA
1,950,000	6.500%, 9/1/2029 (c)	1,735,500
	ModivCare Escrow Issuer, Inc.
2,050,000	5.000%, 10/1/2029 (c)	1,570,310
		6,809,508

Household Products/Wares 0.8%
	Kronos Acquisition
	Holdings, Inc. / KIK
	Custom Products, Inc.
1,250,000	5.000%, 12/31/2026 (c)	1,182,940

Internet 1.2%
	ION Trading Technologies Sarl
2,050,000	5.750%, 5/15/2028 (c)	1,744,962

Iron/Steel 1.3%
	Mineral Resources Ltd.
175,000	9.250%, 10/1/2028 (c)	181,592
	TMS International Corp./DE
2,275,000	6.250%, 4/15/2029 (c)	1,806,421
		1,988,013

Leisure Time 1.0%
	Lindblad Expeditions
	Holdings, Inc.
1,500,000	9.000%, 5/15/2028 (c)	1,514,846

Machinery-Diversified 2.7%
	GrafTech Finance, Inc.
2,220,000	4.625%, 12/15/2028 (c)	1,491,307
	Husky III Holding Ltd.
700,000	13.750% PIK,
	13.000%, 2/15/2025 (c)(d)	687,750
	OT Merger Corp.
1,651,000	7.875%, 10/15/2029 (c)	936,600
	Titan Acquisition Ltd. /
	Titan Co.-Borrower LLC
950,000	7.750%, 4/15/2026 (c)	939,560
		4,055,217

Media 3.9%
	Audacy Capital Corp.
1,400,000	6.750%, 3/31/2029 (c)	24,500
	Beasley Mezzanine
	Holdings LLC
2,150,000	8.625%, 2/1/2026 (c)	1,378,687
	Spanish Broadcasting
	System, Inc.
2,000,000	9.750%, 3/1/2026 (c)	1,158,700
	Univision Communications, Inc.
1,375,000	4.500%, 5/1/2029 (c)	1,207,444
350,000	7.375%, 6/30/2030 (c)	343,746
	Urban One, Inc.
2,012,000	7.375%, 2/1/2028 (c)	1,707,799
		5,820,876

Metal Fabricate/Hardware 1.1%
	Park-Ohio Industries, Inc.
1,795,000	6.625%, 4/15/2027	1,635,227

Mining 1.1%
	Arsenal AIC Parent LLC
1,550,000	8.000%, 10/1/2030 (c)	1,583,417

Miscellaneous Manufacturing 1.9%
	Calderys Financing LLC
1,750,000	11.250%, 6/1/2028 (c)	1,785,757

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Miscellaneous Manufacturing 1.9% (continued)
	FXI Holdings, Inc.
$942,000	12.250%, 11/15/2026 (c)	$827,460
295,000	12.250%, 11/15/2026 (c)	258,863
		2,872,080

Office-Business Equipment 2.1%
	Pitney Bowes, Inc.
2,000,000	6.875%, 3/15/2027 (c)	1,771,630
	Xerox Holdings Corp.
1,650,000	5.500%, 8/15/2028 (c)	1,382,671
		3,154,301

Oil & Gas Services 4.4%
	Bristow Group, Inc.
1,800,000	6.875%, 3/1/2028 (c)	1,715,607
	CSI Compressco LP /
	CSI Compressco Finance, Inc.
1,675,000	7.500%, 4/1/2025 (c)	1,655,361
	Enerflex Ltd.
1,700,000	9.000%, 10/15/2027 (c)	1,602,080
	Welltec International ApS
1,600,000	8.250%, 10/15/2026 (c)	1,621,775
		6,594,823

Packaging & Containers 4.0%
	Clearwater Paper Corp.
1,550,000	4.750%, 8/15/2028 (c)	1,384,615
	LABL, Inc.
1,350,000	5.875%, 11/1/2028 (c)	1,174,258
775,000	9.500%, 11/1/2028 (c)	748,845
	Pactiv Evergreen Group
	Issuer LLC / Pactiv
	Evergreen Group Issuer, Inc.
1,325,000	4.375%, 10/15/2028 (c)	1,205,094
	Trident TPI Holdings, Inc.
1,325,000	12.750%, 12/31/2028 (c)	1,402,751
		5,915,563

Pipelines 7.6%
	Genesis Energy LP /
	Genesis Energy Finance Corp.
1,125,000	7.750%, 2/1/2028	1,112,573
	Global Partners LP /
	GLP Finance Corp.
500,000	7.000%, 8/1/2027	480,334
1,175,000	6.875%, 1/15/2029	1,095,065
	ITT Holdings LLC
2,314,000	6.500%, 8/1/2029 (c)	2,020,792
	Martin Midstream Partners LP /
	Martin Midstream Finance Corp.
1,565,000	11.500%, 2/15/2028 (c)	1,591,522
	Summit Midstream
	Holdings LLC / Summit
	Midstream Finance Corp.
1,890,000	9.000%, 10/15/2026 (c)	1,879,964
	TransMontaigne Partners LP/
	TLP Finance Corp.
1,736,000	6.125%, 2/15/2026	1,516,570
	Venture Global LNG, Inc.
1,625,000	8.125%, 6/1/2028 (c)	1,613,501
		11,310,321

Retail 2.4%
	Ferrellgas LP /
	Ferrellgas Finance Corp.
1,875,000	5.875%, 4/1/2029 (c)	1,722,513
	Staples, Inc.
2,010,000	7.500%, 4/15/2026 (c)	1,780,198
		3,502,711

Software 1.7%
	Helios Software
	Holdings, Inc. / ION Corporate
	Solutions Finance Sarl
1,625,000	4.625%, 5/1/2028 (c)	1,412,348
	Rocket Software, Inc.
1,450,000	6.500%, 2/15/2029 (c)	1,173,377
		2,585,725

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2023 (continued)

Shares/
Principal Amount		Value

Transportation 2.4%
	First Student Bidco, Inc. /
	First Transit Parent, Inc.
$1,900,000	4.000%, 7/31/2029 (c)	$1,623,835
	Rand Parent LLC
2,000,000	8.500%, 2/15/2030 (c)	1,892,246
		3,516,081

Water 1.1%
	Solaris Midstream Holdings LLC
1,750,000	7.625%, 4/1/2026 (c)	1,700,025

Total Corporate Bonds
(Cost $148,646,096)		135,720,591

MONEY MARKET FUND 7.8%
11,517,925	Fidelity Government Portfolio,
	Institutional Class, 5.24% (e)	11,517,925

Total Money Market Fund
(Cost $11,517,925)		11,517,925
Total Investments
(Cost $160,301,037)	99.2%	147,388,316
Other Assets in
Excess of Liabilities	0.8%	1,245,082
TOTAL NET ASSETS	100.0%	$148,633,398

(a)	Non-income producing security.
(b)
Security valued at fair value using methods determined in good faith by or at the direction of Fund’s valuation designee. Value determined using significant unobservable inputs. As of November 30, 2023, the total value of fair valued securities was $149,800 or 0.1% of total net assets.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2023, the value of these investments was $126,095,108 of 84.8% total net assets.

(d)	Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
(e)	Rate shown represents the 7-day annualized yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2023

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Assets:
Investments in securities, at value
(cost $220,514,450, $95,988,230, and $160,301,037, respectively)	$189,707,705	$87,487,302	$147,388,316
Receivable for fund shares sold	59,032	40,331	—
Interest receivable	2,003,505	238,519	2,644,366
Due from investment adviser (Note 4)	—	19,333	—
Prepaid expenses	19,688	3,175	30,092
Total assets	191,789,930	87,788,660	150,062,774

Liabilities:
Payable for securities purchased	498,560	1,952,969	1,340,766
Payable for fund shares redeemed	62,206	3,948	6,985
Distribution Payable	—	—	19
Administration fees	24,997	24,295	24,268
Custody fees	3,007	1,708	2,054
Transfer agent fees and expenses	18,796	12,801	10,807
Fund accounting fees	9,555	3,177	5,339
Audit fees	22,200	22,200	22,200
Chief Compliance Officer fee	2,750	2,751	2,751
Trustees’ fees and expenses	4,348	4,348	3,924
Accrued expenses	14,096	8,493	10,263
Total liabilities	660,515	2,036,690	1,429,376
Net Assets	$191,129,415	$85,751,970	$148,633,398

Net Assets Consist of:
Paid-in capital	$233,741,240	$96,458,590	$166,084,869
Total accumulated deficit	(42,611,825)	(10,706,620)	(17,451,471)
Net Assets	$191,129,415	$85,751,970	$148,633,398

Net Asset Value, Offering Price and Redemption Price Per Share	$8.15	$8.07	$8.31

Shares Issued and Outstanding
(Unlimited number of shares authorized, par value $0.01)	23,444,423	10,623,940	17,876,630

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Period Ended November 30, 2023

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Investment Income:
Interest (net of interest tax withheld of $0, $0,
and $19,041, respectively)	$7,723,860	$2,736,322	$11,599,838
Total investment income	7,723,860	2,736,322	11,599,838

Expenses:
Administration fees (Note 4)	99,681	97,176	97,394
Transfer agent fees and expenses (Note 4)	54,120	34,470	41,962
Fund accounting fees (Note 4)	37,976	12,314	20,848
Sub-transfer agent fees (Note 4)	32,347	20,555	71
Registration fees	26,130	23,032	22,690
Audit fees	22,550	22,550	22,550
Trustees’ fees and expenses	18,245	18,245	17,821
Custody fees (Note 4)	16,341	10,509	12,153
Chief Compliance Officer fee (Note 4)	11,001	11,001	11,001
Reports to shareholders	9,670	6,383	7,007
Miscellaneous	7,455	4,693	5,708
Legal fees	6,970	6,790	6,343
Insurance	5,220	3,327	4,111
Interest expense (Note 6)	1,738	—	—
Total expenses	349,444	271,045	269,659
Less: Expense reimbursement from adviser (Note 4)	—	(105,905)	—
Net expenses	349,444	165,140	269,659
Net investment income	7,374,416	2,571,182	11,330,179

Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investments	(6,498,454)	(504,595)	(1,256,154)
Net change in unrealized appreciation/(depreciation) on investments	8,098,012	(2,290,137)	5,823,534
Net gain/(loss) on investments	1,599,558	(2,794,732)	4,567,380
Net increase/(decrease) in net assets resulting from operations	$8,973,974	$(223,550)	$15,897,559

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$7,374,416	$7,964,720
Net realized loss on investments	(6,498,454)	(3,531,604)
Capital gain distributions from regulated investment companies	—	20
Net change in unrealized appreciation/(depreciation) on investments	8,098,012	(49,173,955)
Net increase/(decrease) in net assets resulting from operations	8,973,974	(44,740,819)

Distributions Paid to Shareholders:
Net dividends and distributions to shareholders	(7,381,399)	(8,011,175)
Total dividends and distributions	(7,381,399)	(8,011,175)

Capital Share Transactions:
Net proceeds from shares sold	33,593,171	29,776,262
Distributions reinvested	6,835,650	7,458,429
Payment for shares redeemed	(73,229,425)	(58,827,508)
Net decrease in net assets from capital share transactions	(32,800,604)	(21,592,817)
Total decrease in net assets	(31,208,029)	(74,344,811)

Net Assets, Beginning of year	222,337,444	296,682,255
Net Assets, End of year	$191,129,415	$222,337,444

Transactions in Shares:
Shares sold	4,124,938	3,484,371
Shares issued on reinvestment of distributions	843,440	865,199
Shares redeemed	(8,986,059)	(6,651,962)
Net decrease in shares outstanding	(4,017,681)	(2,302,392)

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$2,571,182	$1,113,799
Net realized loss on investments	(504,595)	(753,504)
Capital gain distributions from regulated investment companies	—	10
Net change in unrealized appreciation/(depreciation) on investments	(2,290,137)	(7,140,848)
Net decrease in net assets resulting from operations	(223,550)	(6,780,543)

Distributions Paid to Shareholders:
Net dividends and distributions to shareholders	(2,462,974)	(1,175,696)
Total dividends and distributions	(2,462,974)	(1,175,696)

Capital Share Transactions:
Net proceeds from shares sold	44,034,255	8,603,375
Distributions reinvested	2,073,852	983,921
Payment for shares redeemed	(11,982,947)	(7,713,760)
Net increase in net assets from capital share transactions	34,125,160	1,873,536
Total increase/(decrease) in net assets	31,438,636	(6,082,703)

Net Assets, Beginning of year	54,313,334	60,396,037
Net Assets, End of year	$85,751,970	$54,313,334

Transactions in Shares:
Shares sold	5,290,189	973,365
Shares issued on reinvestment of distributions	253,983	113,200
Shares redeemed	(1,451,260)	(872,068)
Net increase in shares outstanding	4,092,912	214,497

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$11,330,179	$10,048,219
Net realized loss on investments	(1,256,154)	(3,384,629)
Capital gain distributions from regulated investment companies	—	33
Net change in unrealized appreciation/(depreciation) on investments	5,823,534	(17,814,818)
Net increase/(decrease) in net assets resulting from operations	15,897,559	(11,151,195)

Distributions Paid to Shareholders:
Net dividends and distributions to shareholders	(11,311,354)	(12,223,197)
Total dividends and distributions	(11,311,354)	(12,223,197)

Capital Share Transactions:
Net proceeds from shares sold	17,472,044	4,878,056
Distributions reinvested	11,136,841	12,133,748
Payment for shares redeemed	(8,778,078)	(1,236,517)
Net increase in net assets from capital share transactions	19,830,807	15,775,287
Total increase/(decrease) in net assets	24,417,012	(7,599,105)

Net Assets, Beginning of year	124,216,386	131,815,491
Net Assets, End of year	$148,633,398	$124,216,386

Transactions in Shares:
Shares sold	2,111,522	581,406
Shares issued on reinvestment of distributions	1,358,716	1,392,407
Shares redeemed	(1,058,902)	(141,315)
Net increase in shares outstanding	2,411,336	1,832,498

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Financial Highlights

	Year Ended November 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$8.10	$9.97	$10.32	$9.76	$8.67

Income From Investment Operations:
Net investment income	0.30	0.29	0.28	0.33	0.37
Net realized and unrealized gain/(loss) on investments	0.05	(1.87)	(0.35)	0.56	1.09
Total from investment operations	0.35	(1.58)	(0.07)	0.89	1.46

Less Distributions:
Distributions from net investment income	(0.30)	(0.29)	(0.28)	(0.33)	(0.37)
Total distributions	(0.30)	(0.29)	(0.28)	(0.33)	(0.37)

Net asset value, end of year	$8.15	$8.10	$9.97	$10.32	$9.76

Total Return	4.43%	-16.00%	-0.61%	9.37%	17.10%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$191,129	$222,337	$296,682	$286,106	$142,283
Ratio of expenses to average net assets:
Net of expense reimbursement	0.17%	0.15%	0.15%	0.17%	0.19%
Before expense reimbursement	0.17%	0.15%	0.15%	0.17%	0.20%
Ratio of net investment income to average net assets:
Net of expense reimbursement	3.67%	3.26%	2.83%	3.41%	3.97%
Before expense reimbursement	3.67%	3.26%	2.83%	3.41%	3.96%
Portfolio turnover rate	8%	10%	20%	36%	20%

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Financial Highlights

	Year Ended November 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$8.32	$9.56	$9.71	$9.57	$9.17

Income From Investment Operations:
Net investment income	0.28	0.17	0.08	0.17	0.26
Net realized and unrealized gain/(loss) on investments	(0.26)	(1.23)	(0.15)	0.19	0.42
Total from investment operations	0.02	(1.06)	(0.07)	0.36	0.68

Less Distributions:
Distributions from net investment income	(0.27)	(0.18)	(0.08)	(0.22)	(0.28)
Total distributions	(0.27)	(0.18)	(0.08)	(0.22)	(0.28)

Net asset value, end of year	$8.07	$8.32	$9.56	$9.71	$9.57

Total Return	0.29%	-11.12%	-0.73%	3.77%	7.53%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$85,752	$54,313	$60,396	$74,863	$69,730
Ratio of expenses to average net assets:
Net of expense reimbursement	0.23%	0.23%	0.23%	0.23%	0.23%
Before expense reimbursement	0.38%	0.43%	0.31%	0.36%	0.36%
Ratio of net investment income to average net assets:
Net of expense reimbursement	3.58%	1.97%	0.56%	1.74%	2.73%
Before expense reimbursement	3.43%	1.77%	0.48%	1.61%	2.60%
Portfolio turnover rate	13%	146%	680%	171%	20%

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Financial Highlights

	Year Ended November 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$8.03	$9.67	$9.57	$9.42	$9.44

Income From Investment Operations:
Net investment income	0.69	0.69	0.68	0.64	0.64
Net realized and unrealized gain/(loss) on investments	0.28	(1.48)	0.10	0.15	0.02
Total from investment operations	0.97	(0.79)	0.78	0.79	0.66

Less Distributions:
Distributions from net investment income	(0.69)	(0.70)	(0.68)	(0.64)	(0.64)
Distributions from net realized gains on investments	—	(0.15)	—	(0.02)	(0.04)
Total distributions	(0.69)	(0.85)	(0.68)	(0.66)	(0.68)
Increase from payment made by affiliate and
administrator due to operational error	—	—	—	0.02	—

Net asset value, end of year	$8.31	$8.03	$9.67	$9.57	$9.42

Total Return	12.50%	-8.50%	8.31%	9.25%^	7.21%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$148,633	$124,216	$131,815	$119,796	$79,915
Ratio of expenses to average net assets:
Net of expense reimbursement	0.20%	0.20%	0.20%	0.24%	0.25%
Before expense reimbursement	0.20%	0.20%	0.20%	0.24%	0.28%
Ratio of net investment income to average net assets:
Net of expense reimbursement	8.37%	7.98%	6.91%	7.11%	6.72%
Before expense reimbursement	8.37%	7.98%	6.91%	7.11%	6.69%
Portfolio turnover rate	33%	24%	70%	51%	36%

^
Includes increase from payment made by affiliate and administrator due to operational error. On September 18, 2020, the High Yield (MACS) Fund received a reimbursement of $199,712 from the Adviser and Administrator related to a corporate action instruction error during the year ended November 30, 2020. Due to a miscommunication, the tender offer for the Martin Midstream corporate action was not processed correctly. This resulted in the Fund’s position being tendered rather than exchanged. Had the Fund not received the payment, total return would have been 9.02%.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2023

Note 1 – Organization
The PIA BBB Bond Fund, the PIA MBS Bond Fund and the PIA High Yield (MACS) Fund (the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Currently, the Funds offer the Managed Account Completion Shares (MACS) class.  Each of the Funds is diversified and has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA BBB Bond Fund (the “BBB Bond Fund”) is to seek to provide a total rate of return that approximates that of bonds rated within the BBB category by credit rating agencies currently registered as nationally recognized statistical rating organizations (“NRSROs”). The investment objective of the PIA MBS Bond Fund (the “MBS Bond Fund”) is to seek to provide a total rate of return that exceeds the Bloomberg Barclays U.S. MBS Fixed Rate Index. The investment objective of the PIA High Yield (MACS) Fund (the “High Yield (MACS) Fund”) is to seek a high level of current income. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective. The BBB Bond Fund and the MBS Bond Fund commenced operations on September 25, 2003 and February 28, 2006, respectively. The High Yield (MACS) Fund commenced operations on December 26, 2017. Only authorized investment advisory clients of Pacific Income Advisers, Inc. are eligible to invest in the BBB Bond Fund and the High Yield (MACS) Fund.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations. The Funds are required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provision is required.

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on a first in, first out basis.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Paydown gains and losses on mortgage-related and other asset-based securities are recorded as components of interest income on the Statement of Operations.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2023, there were no reclassifications between paid-in capital and distributable earnings.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

Accounting Pronouncements – In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update  2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. The Secured Overnight Financing Rate (SOFR) is the main replacement for LIBOR in certain financial contracts after June 30, 2023.

In December 2022, FASB issued ASU 2022-06, Topic 848 – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are considered limited derivatives users under the Trust Policy and therefore, are required to limit derivatives exposure to no more than 10% of the Funds’ net assets. During the year ended November 30, 2023, the MBS Bond Fund held a limited number of TBA securities. At November 30, 2023, 2.30% of the MBS Fund’s net assets were TBA securities. The BBB Bond Fund and the High Yield MACS Fund did not enter into derivatives transactions.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

Note 3 – Securities Valuation

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans. These securities will generally be classified in Level 2 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

All foreign securities owned by the Funds are U.S. dollar denominated.

Mortgage- and Asset-Backed Securities – Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. Government securities are typically categorized in Level 2 of the fair value hierarchy.

U.S. Government Agency Securities – U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in Level 2 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Funds’ net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Funds’ investment adviser, Pacific Income Advisers, Inc. (“PIA” or the “Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At November 30, 2023, the Funds held securities issued pursuant to Rule 144A under the Securities Act of 1933. There were no other restricted investments held by the Funds at November 30, 2023.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2023:

BBB Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Corporate Bonds	$—	$177,920,217	$—	$177,920,217
Sovereign Bonds	—	10,015,693	—	10,015,693
Total Fixed Income Securities	—	187,935,910	—	187,935,910
Money Market Fund	1,771,795	—	—	1,771,795
Total Investments	$1,771,795	$187,935,910	$—	$189,707,705

MBS Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset-Backed Securities	$—	$1,236,188	$—	$1,236,188
Mortgage-Backed Securities	—	79,161,614	—	79,161,614
Total Fixed Income Securities	—	80,397,802	—	80,397,802
Money Market Fund	1,037,986	—	—	1,037,986
U.S. Treasury Bills	—	6,051,514	—	6,051,514
Total Investments	$1,037,986	$86,449,316	$—	$87,487,302

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

High Yield (MACS) Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Common Stocks	$—	$—	$149,800	$149,800
Total Common Stocks	—	—	149,800	149,800
Fixed Income Securities
Corporate Bonds	—	135,720,591	—	135,720,591
Total Fixed Income Securities	—	135,720,591	—	135,720,591
Money Market Fund	11,517,925	—	—	11,517,925
Total Investments	$11,517,925	$135,720,591	$149,800	$147,388,316

Refer to each Fund’s schedule of investments for a detailed break-out of securities by industry classification.

The following is a reconciliation of the High Yield (MACS) Fund’s Level 3 investments for which significant unobservable inputs were used in determining value.

	Investments in Securities, at Value
	Common Stocks	Corporate Bonds
Balance as of November 30, 2022	$239,680	$199,500
Accrued discounts/premiums	—	2,583
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(89,880)	497,917
Purchases	—	—
Sales	—	(700,000)
Transfers in and/or out of Level 3	—	—
Balance as of November 30, 2023	$149,800	$0

The change in unrealized appreciation/(depreciation) for Level 3 securities still held at November 30, 2023, and still classified as Level 3 was $(89,880).

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Funds have investment advisory agreements with the Adviser pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  Under the agreement, the Funds do not pay the Adviser an investment advisory fee.  However, investors in the Funds will be charged investment advisory fees by the Adviser and persons other than the Adviser.  Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Funds.  Participants in “wrap-fee” programs pay fees to the program sponsor, who in turn pays fees to the Adviser.

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

The Funds are responsible for their own operating expenses. PIA has temporarily agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

BBB Fund	0.19%
MBS Fund	0.23%
High Yield (MACS) Fund	0.25%

The Adviser may not recoup amounts subject to the temporary expense limitation in future periods. For the year ended November 30, 2023, the Adviser absorbed Fund expenses in the amount of $0, $105,905, and $0 for the BBB Bond Fund, the MBS Bond Fund and the High Yield (MACS) Fund, respectively.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2023, are disclosed in the Statements of Operations.

The BBB Bond Fund, the MBS Bond Fund and the High Yield (MACS) Fund have entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services. These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The BBB Bond Fund, the MBS Bond Fund, and the High Yield (MACS) Fund expensed $32,347, $20,555, and $71, respectively, of sub-transfer agent fees during the year ended November 30, 2023.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
BBB Bond Fund	$11,373,529	$38,768,412	$5,039,122	$7,006,371
MBS Bond Fund	—	58,870	41,001,728	8,818,599
High Yield (MACS) Fund	58,953,799	41,952,597	—	—

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

Note 6 – Line of Credit
The BBB Bond Fund, the MBS Bond Fund and the High Yield (MACS) Fund have a secured line of credit in the amount of $15,000,000, $8,000,000 and $15,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended November 30, 2023, the BBB Fund drew on its line of credit. The Fund had an outstanding average daily balance of $21,227, paid a weighted average interest rate of 8.08%, and incurred interest expense of $1,738. The maximum amount outstanding for the BBB Fund during the year ended November 30, 2023, was $1,532,000. At November 30, 2023, the Fund had no outstanding loan amounts. The MBS Fund and the High Yield (MACS) Fund did not draw upon their line of credit.

Note 7 – Federal Income Tax Information
The tax character of distributions paid during the years ended November 30, 2023 and November 30, 2022 were as follows:

	BBB Bond Fund		MBS Bond Fund		High Yield (MACS) Fund
	Nov. 30, 2023	Nov. 30, 2022	Nov. 30, 2023	Nov. 30, 2022	Nov. 30, 2023	Nov. 30, 2022
Ordinary income	$7,381,399	$8,011,175	$2,462,974	$1,175,696	$11,311,354	$12,223,197
Short-term
capital gains	—	—	—	—	—	—

As of November 30, 2023 the components of capital on a tax basis were as follows:

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Cost of investments (a)	$220,530,967	$95,988,230	$160,301,037
Gross unrealized appreciation	703,404	95,630	1,679,523
Gross unrealized depreciation	(31,526,666)	(8,596,558)	(14,592,244)
Net unrealized appreciation/(depreciation) (a)	(30,823,262)	(8,500,928)	(12,912,721)
Undistributed ordinary income	59,896	160,119	102,000
Undistributed long-term capital gain	—	—	—
Total distributable earnings	59,896	160,119	102,000
Other accumulated gains/(losses)	(11,848,459)	(2,365,811)	(4,640,750)
Total accumulated earnings/(losses)	$(42,611,825)	$(10,706,620)	$(17,451,471)

(a)	The difference between book-basis and tax-basis net unrealized appreciation in the Funds is attributable primarily to wash sales.

At November 30, 2023, the BBB Bond Fund, the MBS Bond Fund and the High Yield (MACS) Fund had tax short-term capital losses and tax long-term capital losses, which may be carried over indefinitely to offset future gains, as follows:

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Short-term capital losses	$1,749,432	$1,496,359	$—
Long-term capital losses	10,099,027	869,452	4,640,750

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

Note 8 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect the Funds’ net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Funds’ portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
Interest Rate Risk. The value of a Fund’s investments in fixed-income securities will change based on changes in interest rates.  If interest rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

•	Credit Risk. The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments.

•
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Funds.

BBB Bond Fund

•
High Yield Securities Risk. The BBB Bond Fund may hold high yield securities as a result of credit rating downgrades.  Securities with ratings lower than BBB or Baa are known as “high yield” securities (commonly known as “junk bonds”).  High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

•
Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

MBS Bond Fund

•
ETF and Mutual Fund Risk. When the MBS Bond Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

•
Extension Risk. An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected.  This may happen during a period of rising interest rates.  Under these circumstances, the value of the obligation will decrease.

•
Risks Associated with Mortgage-Backed Securities.  These risks include General Market Risk, Interest Rate Risk, Credit Risk and Extension Risk. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

•
Risks associated with Real Estate and Regulatory Actions. Although some of the securities in the Fund are expected to either have a U.S. government sponsored entity guarantee or be AAA rated by any NSRSO, if real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns.  In addition, any adverse regulatory action could impact the prices of the securities the Fund owns.

•
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Adviser entered into the transaction. Adviser accounts with TBA securities are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

•
Dollar Roll Risk. Dollar rolls involve the risk that the MBS Bond Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in the Fund’s portfolio.

•
Risks Associated with Inflation and Deflation. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.

•
Government-Sponsored Entities Risk. Securities issued or guaranteed by government-sponsored entities, including GNMA, FNMA, and FHLMC, may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

•
Asset-Backed Securities Risks. These risks include General Market Risk, Interest Rate Risk, Credit Risk and Extension Risk. Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates.

High Yield (MACS) Fund

•
High Yield Securities Risk.  High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk. High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

•
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
Convertible Securities Risk.  Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.”  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

PIA Funds
Notes to Financial Statements – November 30, 2023 (continued)

•
Loan Participation and Assignment Risk. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Bank loans (i.e., loan participations and assignments), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Note 9 – Control Ownership
The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of November 30, 2023:

Fund	Shareholder	Percent of Shares Held
BBB Bond Fund	Wells Fargo LLC	45.02%
MBS Bond Fund	Morgan Stanley LLC	39.42%
High Yield (MACS) Fund	First Hawaiian Bank	89.37%

Note 10 – Trustees and Officers
Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board to attend to health-related matters. At the recommendation of the Governance and Nominating Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Governance and Nominating Committee of the Board.

Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

Note 11 – Other Tax Information (Unaudited)
For the year ended November 30, 2023, the BBB Bond Fund, MBS Bond Fund, and the High Yield (MACS) Fund designated $7,381,399, $2,462,974, and $11,311,354, respectively, as ordinary income for purposes of the dividends paid deduction. For the year ended November 30, 2023, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2023 is designated as qualified dividend income under the Tax Cuts and Jobs Act of 2017.

On December 27, 2023, the BBB Bond Fund and the MBS Bond Fund, and the High Yield (MACS) Fund distributed $0.02720886, $0.04169347, and $0.06325347, per share, respectively, of net investment income.

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees Advisors Series Trust and Shareholders of
PIA BBB Bond Fund
PIA MBS Bond Fund
PIA High Yield (MACS) Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the PIA BBB Bond Fund, PIA MBS Bond Fund, and PIA High Yield (MACS) Fund, a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
Constituting	Statement Of	Statements Of
Advisors Series Trust	Operations	Changes In Net Assets	Financial Highlights
PIA BBB Bond Fund,	For the year ended	For each of the two years in the period	For each of the five years in the period ended
PIA MBS Bond Fund, and	November 30, 2023	ended November 30, 2023	November 30, 2023
PIA High Yield (MACS) Fund

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

PIA Funds
Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2024

PIA Funds
Notice to Shareholders – November 30, 2023
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-800-251-1970 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PIA Funds
Statement Regarding Liquidity Risk Management Program
(Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. The report noted that the PIA BBB Bond Fund made use of its line of credit during the reporting period and that such line was fully repaid in a timely manner. No significant liquidity events impacting the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served*	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

David G. Mertens	Chairman	Indefinite term;	Partner and Head of Business	6	Trustee,
(age 63)	of the Board	since	Development, QSV Equity		Advisors Series
615 E. Michigan Street		October 2023.	Investors, LLC, (formerly		Trust (for series
Milwaukee, WI 53202			known as Ballast Equity		not affiliated
	Trustee	Indefinite term;	Management, LLC) (a		with the Funds).
		since	privately-held investment
		March 2017.	advisory firm) (February
2019 to present); Managing
Director and Vice President,
Jensen Investment Management,
Inc. (a privately-held investment
advisory firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite term;	Retired; formerly Manager,	6	Trustee,
(age 76)		since	President, CEO, U.S. Bancorp		Advisors Series
615 E. Michigan Street		September 2008.	Fund Services, LLC, and its		Trust (for series
Milwaukee, WI 53202			predecessors, (May 1991 to		not affiliated
			July 2017).		with the Funds).

Michele Rackey	Trustee	Indefinite term;	Chief Executive Officer,	6	Trustee,
(age 64)		since	Government Employees		Advisors Series
615 E. Michigan Street		January 2023.	Benefit Association (GEBA)		Trust (for series
Milwaukee, WI 53202			(benefits and wealth		not affiliated
			management organization)		with the Funds).
(2004 to 2020); Board Member,
Association Business Services
Inc. (ABSI) (for-profit
subsidiary of the American
Society of Association
Executives) (2019 to 2020).

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Jeffrey T. Rauman	President,	Indefinite term;	Senior Vice President, Compliance and Administration,
(age 54)	Chief	since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Kevin J. Hayden	Vice	Indefinite term;	Vice President, Compliance and Administration,
(age 52)	President,	since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street	Treasurer and	January 2023.
Milwaukee, WI 53202	Principal
Financial
Officer

Cheryl L. King	Assistant	Indefinite term;	Vice President, Compliance and Administration,
(age 62)	Treasurer	since	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street		January 2023.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 41)	Treasurer	since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Joseph R. Kolinsky	Vice President,	Indefinite term;	Vice President, U.S. Bank Global Fund Services (May 2023
(age 53)	Chief	since	to present); Chief Compliance Officer, Chandler Asset
2020 E. Financial Way,	Compliance	July 2023.	Management, Inc. (2020 to 2022); Director, Corporate
Suite 100	Officer and		Compliance, Pacific Life Insurance Company (2018 to 2019).
Glendora, CA 91741	AML Officer

Elaine E. Richards	Vice President	Indefinite term;	Senior Vice President, U.S. Bank Global Fund Services
(age 55)	and Secretary	since	(July 2007 to present).
2020 E. Financial Way,		September 2019.
Suite 100
Glendora, CA 91741

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Lillian A. Kabakali	Assistant	Indefinite term;	Vice President, U.S. Bank Global Fund Services
(age 42)	Secretary	since	(April 2023 to present); Vice President, Compliance, Guggenheim
2020 E. Financial Way,		July 2023.	Partners Investment Management Holdings, LLC (April 2019
Suite 100			to April 2023); Senior Associate, Compliance, Guggenheim
Glendora, CA 91741			Partners Investment Management Holdings, LLC (January 2018
to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and the PIA High Yield Fund, PIA Short Duration Fund, and the PIA Short-Term Securities Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
2321 Rosecrans Avenue, Suite 1260
El Segundo, CA  90245

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

PIA Short-Term
Securities Fund

Annual Report

November 30, 2023

PIA Short-Term Securities Fund

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from December 1, 2022 through November 30, 2023, regarding the PIA Short-Term Securities Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”), is the investment adviser.

For the fiscal year ended November 30, 2023, the total return for the Fund, including the reinvestment of dividends and capital gains, was 5.10%. The Fund’s return exceeded the Fund’s benchmark index, the ICE BofA 1-Year U.S. Treasury Note Index, which returned 4.41% for the same period.

The Fund’s investment objective is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.

During the fiscal year ended November 30, 2023, the Fund benefited from an overweight in corporate debt securities, which outperformed equivalent duration Treasury securities. The Fund also benefited from owning floating rate commercial mortgage-backed and corporate debt securities, as floating rate securities outperformed equivalent maturity fixed rate securities. The Fund is currently positioned with a duration exceeding the benchmark index, in anticipation of no additional Federal Funds Rate increases by the Federal Reserve.

As stated in the most recently filed prospectus, the Fund’s gross expense ratio is 0.43% and the Fund’s net expense ratio is 0.39%. PIA has contractually agreed to waive all or a portion of its management fees and pay Fund expenses to ensure that the Total Annual Fund Operating Expenses After Fee Waiver (excluding acquired fund fees and expenses) do not exceed 0.39% of the Fund’s average daily net assets through at least March 29, 2024. The net expense is what the investor has paid.

Bond Market in Review

The Federal Open Market Committee voted to raise the Federal Funds rate by 150 basis points during the reporting period in order to combat increasing inflation. The yields on 1-year, 2-year, 5-year, 10-year and 30-year Treasuries increased by 43, 37, 53, 72 and 76 basis points, respectively, from December 1, 2022 to November 30, 2023. Credit spreads on investment grade corporate bonds over Treasuries decreased during the period from 133 to 104 basis points. Option-adjusted spreads on fixed rate agency mortgage-backed securities increased from 52 to 56 basis points.

Please take a moment to review the Fund’s statements of assets and liabilities and the results of operations for the fiscal year ended November 30, 2023. We look forward to reporting to you again with the semi-annual report dated May 31, 2024.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

1

PIA Short-Term Securities Fund

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an exchange-traded fund (“ETF”) or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. It will also bear additional expenses, including operating expenses, brokerage costs and the potential duplication of management fees.

Diversification does not assure a profit or protect against risk in a declining market.

The ICE BofA 1-Year U.S. Treasury Note Index (the “Index”) is an unmanaged index presented for comparative purposes only.  The Index is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  You cannot invest directly in an index.

Duration is the measure of the sensitivity of the price of a fixed income security to a change in interest rates, expressed in number of years.

Basis point equals 1/100th of 1%.

Spread is the difference in yield between a corporate bond and a similar maturity U.S. Treasury bond. It is the compensation investors receive for accepting credit risk of a corporate bond.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential. Bond rating services are provided by credit rating agencies currently registered as Nationally Recognized Statistical Rating Organizations (“NRSROs”). Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default). Securities not covered by any agency will receive a non-rated (NR) rating. The portfolio has 0% in non-rated securities.

The option-adjusted spread is the spread earned over Treasuries, measured over multiple possible future interest rate scenarios, after accounting for the value of the embedded option in the security, which in the case of MBS, gives mortgage holders the option to either refinance or repay early.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

2

PIA Short-Term Securities Fund

Comparison of the change in value of a $10,000 investment in the
PIA Short-Term Securities Fund vs. the ICE BofA 1-Year U.S. Treasury Note Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA Short-Term Securities Fund	5.10%	1.72%	1.27%
ICE BofA 1-Year U.S. Treasury Note Index(1)	4.41%	1.59%	1.11%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The ICE BofA 1-Year U.S. Treasury Note Index is an unmanaged index, which is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue.

Indices do not incur expenses and are not available for investment.

 * Average Annual Total Return represents the average change in account value over the periods indicated.
(1) In previous years, the Fund utilized the same benchmark “without transactions costs”. Going forward, the Fund will compare its returns to the index “with transactions costs”. Index returns include transactions costs, which may be higher or lower than the actual transaction costs incurred by the Fund.

3

PIA Short-Term Securities Fund
Expense Example – November 30, 2023
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Short-Term Securities Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/23 – 11/30/23).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/23	Value 11/30/23	Period 6/1/23 – 11/30/23*
Actual	$1,000.00	$1,028.10	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratio of the Fund is 0.39%.

4

PIA Short-Term Securities Fund
Allocation of Portfolio Assets – November 30, 2023
(Unaudited)

Investments by Type
As a Percentage of Total Investments

Asset-Backed Securities
6.0%
Basic Materials
2.8%
Communications
0.7%
Consumer, Cyclical
2.5%
Consumer, Non-cyclical
4.7%
Energy
3.2%
Financial
23.6%
Industrial
5.7%
Technology
0.4%
Utilities
6.4%
Commercial Mortgage-
Backed Securities
7.2%
Federal Home Loan
Mortgage Corp.
0.2%
Federal National
Mortgage Assoc.
0.6%
U.S. Treasury Note/Bond
15.9%
U.S. Treasury Bills
19.0%
Money Market Fund
1.1%

5

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2023

Principal Amount		Value

ASSET-BACKED SECURITIES 6.0%

Automobile Asset-Backed Securities 5.3%
	American Credit Acceptance
	Receivables Trust
	Series 2021-2, Class C,
$395,960	0.970%, 7/13/2027 (a)	$394,652
	CarMax Auto Owner Trust
	Series 2023-2, Class A3,
1,000,000	5.050%, 1/18/2028	993,234
	CPS Auto Trust
	Series 2023-C, Class A,
236,896	6.130%, 9/15/2026 (a)	238,125
	DT Auto Owner Trust
	Series 2023-3A, Class A,
789,217	6.290%, 8/16/2027 (a)	791,176
	General Motors Co.
	Series 2023-1, Class A1,
1,000,000	5.340%, 6/15/2028 (a)	998,963
	Hyundai Auto Lease
	Securitization Trust
	Series 2023-C, Class A3,
1,000,000	5.800%, 12/15/2026 (a)	1,007,203
	PenFed Auto Receivables
	Owner Trust
	Series 2022-A, Class A3,
1,000,000	3.960%, 4/15/2026 (a)	989,797
	SBNA Auto Lease Trust
	Series 2023-A, Class A3,
1,000,000	6.510%, 4/20/2027 (a)	1,008,965
	Tesla Auto Lease Trust
	Series 2023-A, Class A3,
1,000,000	5.890%, 6/22/2026 (a)	999,157
		7,421,272

Other Asset-Backed Securities 0.7%
	FCI Funding
	Series 2021-1A, Class A,
123,502	1.130%, 4/15/2033 (a)	121,209
	PVOne 2023-1 LLC
	Series 2023-1A, Class A,
829,796	7.250%, 7/16/2035 (a)	831,119
		952,328
Total Asset-Backed Securities
(Cost $8,370,681)		8,373,600

CORPORATE BONDS 50.2%

Banks 8.8%
	Bank of Montreal
1,515,000	5.670% (SOFRINDX + 0.350%),
	12/8/2023 (b)	1,514,996
	Canadian Imperial
	Bank of Commerce
1,000,000	5.720% (SOFRINDX + 0.400%),
	12/14/2023 (b)	1,000,072
800,000	5.926%, 10/2/2026	812,268
	Citibank NA
1,000,000	5.488%, 12/4/2026	1,005,409
	Citizens Bank NA/Providence RI
2,000,000	6.064% (SOFR + 1.450%),
	10/24/2025 (b)	1,928,832
	Goldman Sachs Group, Inc.
1,000,000	6.031% (SOFR + 0.700%),
	1/24/2025 (b)	998,727
	Huntington National Bank
1,000,000	5.699% (SOFR + 1.215%),
	11/18/2025 (b)	977,045
	JPMorgan Chase & Co.
1,000,000	5.546% (SOFR + 1.070%),
	12/15/2025 (b)	997,301
	Mitsubishi UFJ
	Financial Group, Inc.
1,000,000	5.541% (1 Year CMT Rate +
	1.500%), 4/17/2026 (b)	996,130
	Morgan Stanley
1,000,000	5.935% (SOFR + 0.625%),
	1/24/2025 (b)	997,666

The accompanying notes are an integral part of these financial statements.

6

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Banks 8.8% (continued)
	Sumitomo Mitsui Trust Bank Ltd.
$1,000,000	5.650%, 9/14/2026 (a)	$1,004,953
		12,233,399

Building Materials 1.4%
	Carrier Global Corp.
2,000,000	5.800%, 11/30/2025 (a)	2,012,125

Chemicals 2.8%
	Ecolab, Inc.
1,000,000	0.900%, 12/15/2023	998,303
	FMC Corp.
1,000,000	5.150%, 5/18/2026	985,398
	Nutrien Ltd.
1,000,000	5.900%, 11/7/2024	1,001,220
	Sherwin-Williams Co.
1,000,000	4.050%, 8/8/2024	990,151
		3,975,072

Commercial Services 1.0%
	Quanta Services, Inc.
1,000,000	0.950%, 10/1/2024	959,590
	Triton Container
	International Ltd.
500,000	1.150%, 6/7/2024 (a)	487,380
		1,446,970

Diversified Financial Services 2.9%
	American Express Co.
1,000,000	4.990% (SOFR + 0.999%),
	5/1/2026 (b)	990,352
	Capital One Financial Corp.
1,000,000	6.035% (SOFR + 0.690%),
	12/6/2024 (b)	999,891
	Charles Schwab Corp.
2,000,000	5.722% (SOFRINDX +
	0.500%), 3/18/2024 (b)	1,998,066
		3,988,309

Electric 6.4%
	Ameren Corp.
1,000,000	5.700%, 12/1/2026	1,008,899
	American Electric
	Power Co., Inc.
1,000,000	5.699%, 8/15/2025	1,000,899
	CenterPoint Energy, Inc.
1,000,000	5.992% (SOFRINDX +
	0.650%), 5/13/2024 (b)	999,667
	Consolidated Edison, Inc.
950,000	0.650%, 12/1/2023	950,000
	DTE Energy Co.
500,000	4.220%, 11/1/2024	492,339
	Eversource Energy
1,000,000	4.750%, 5/15/2026	981,473
	NextEra Energy Capital
	Holdings, Inc.
2,000,000	6.051%, 3/1/2025	2,007,942
	Southern California Edison Co.
1,000,000	6.150% (SOFRINDX +
	0.830%), 4/1/2024 (b)	1,000,175
	Tampa Electric Co.
500,000	3.875%, 7/12/2024	494,395
		8,935,789

Environmental Control 0.7%
	Veralto Corp.
1,000,000	5.500%, 9/18/2026 (a)	1,003,822

Food 1.6%
	General Mills, Inc.
250,000	5.241%, 11/18/2025	249,257
	Hormel Foods Corp.
2,000,000	0.650%, 6/3/2024	1,951,585
		2,200,842

Healthcare-Products 1.1%
	Baxter International, Inc.
500,000	5.787% (SOFRINDX +
	0.440%), 11/29/2024 (b)	498,373

The accompanying notes are an integral part of these financial statements.

7

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Healthcare-Products 1.1% (continued)
	GE HealthCare
	Technologies, Inc.
$1,000,000	5.550%, 11/15/2024	$997,775
		1,496,148

Household Products/Wares 0.3%
	Avery Dennison Corp.
500,000	0.850%, 8/15/2024	482,669

Insurance 3.6%
	Athene Global Funding
2,000,000	6.045% (SOFRINDX +
	0.700%), 5/24/2024 (a)(b)	1,996,002
	Jackson National Life
	Global Funding
1,000,000	5.500%, 1/9/2026 (a)	991,244
	MassMutual Global Funding II
500,000	4.150%, 8/26/2025 (a)	491,043
	Mutual of Omaha Cos.
	Global Funding
1,000,000	5.800%, 7/27/2026 (a)	1,009,198
	Security Benefit Global Funding
500,000	1.250%, 5/17/2024 (a)	487,226
		4,974,713

Investment Companies 5.0%
	Ares Capital Corp.
2,000,000	7.000%, 1/15/2027	2,021,625
	Golub Capital BDC, Inc.
5,000,000	3.375%, 4/15/2024	4,941,136
		6,962,761

Leisure Time 0.7%
	Brunswick Corp./DE
1,000,000	0.850%, 8/18/2024	962,178

Lodging 0.4%
	Marriott International, Inc./MD
500,000	5.450%, 9/15/2026	502,816

Oil & Gas 1.4%
	Chevron USA, Inc.
1,500,000	3.900%, 11/15/2024	1,481,680
	Pioneer Natural Resources Co.
500,000	5.100%, 3/29/2026	498,832
		1,980,512

Packaging & Containers 2.1%
	Graphic Packaging
	International LLC
1,000,000	0.821%, 4/15/2024 (a)	979,161
	Sonoco Products Co.
2,000,000	1.800%, 2/1/2025	1,915,210
		2,894,371

Pharmaceuticals 0.8%
	Pfizer Investment
	Enterprises Pte Ltd.
1,000,000	4.450%, 5/19/2026	989,007

Pipelines 1.8%
	Enbridge, Inc.
1,000,000	5.950% (SOFRINDX +
	0.630%), 2/16/2024 (b)	1,000,387
	Energy Transfer LP
1,000,000	6.050%, 12/1/2026	1,013,187
	Williams Cos., Inc.
500,000	5.400%, 3/2/2026	499,643
		2,513,217

REITs 3.5%
	Camden Property Trust
2,000,000	5.850%, 11/3/2026	2,032,374
	Public Storage Operating Co.
1,000,000	5.790% (SOFR + 0.470%),
	4/23/2024 (b)	999,687
	Realty Income Corp.
800,000	5.050%, 1/13/2026	795,663
	Weyerhaeuser Co.
1,000,000	4.750%, 5/15/2026	985,048
		4,812,772

The accompanying notes are an integral part of these financial statements.

8

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Retail 1.4%
	7-Eleven, Inc.
$2,000,000	0.800%, 2/10/2024 (a)	$1,980,466

Semiconductors 0.4%
	Analog Devices, Inc.
500,000	5.512% (SOFRINDX +
	0.250%), 10/1/2024 (b)	499,817

Telecommunications 0.7%
	AT&T, Inc.
1,000,000	0.900%, 3/25/2024	985,652

Transportation 1.4%
	TTX Co.
2,000,000	5.500%, 9/25/2026 (a)	2,014,114
Total Corporate Bonds
(Cost $70,320,602)		69,847,541

MORTGAGE-BACKED SECURITIES 8.0%

Commercial Mortgage-Backed Securities 7.2%
	BX Trust
	Series 2021-RISE, Class A,
2,751,100	6.185% (CME Term SOFR
	1 Month + 0.862%),
	11/15/2036 (a)(b)	2,698,791
	Cold Storage Trust
	Series 2020-ICE5, Class A,
6,389,438	6.336% (CME Term SOFR
	1 Month + 1.014%),
	11/15/2037 (a)(b)	6,333,682
	GS Mortgage Securities Trust
	Series 2023-SHIP, Class B,
1,000,000	5.101%, 9/10/2038 (a)(c)	960,345
		9,992,818

U.S. Government Securities 0.8%
	FHLMC
	Pool #G04832,
27,426	5.000%, 10/1/2038	27,443
	Pool #SD8005,
269,872	3.500%, 8/1/2049	241,238
	FHLMC ARM
	Pool #785726,
9,793	5.491% (1 Year CMT Rate +
	2.276%), 1/1/2025 (b)	9,703
	Pool #782784,
48,219	6.375% (1 Year CMT Rate +
	2.250%), 10/1/2034 (b)	49,249
	Pool #847671,
13,868	5.132% (1 year RFUCC +
	1.853%), 4/1/2036 (b)	14,119
	FNMA
	Pool #AD5479,
71,436	5.000%, 6/1/2040	71,274
	Pool #AJ3797,
8,675	4.000%, 11/1/2041	8,148
	FNMA ARM
	Pool #555206,
2,343	6.290% (6 Month RFUCC +
	2.165%), 7/1/2025 (b)	2,323
	Pool #562912,
19,350	4.395% (1 Year CMT Rate +
	2.098%), 4/1/2030 (b)	18,858
	Pool #743454,
41,559	5.763% (1 year RFUCC +
	1.513%), 10/1/2033 (b)	41,170
	Pool #755253,
182,731	6.000% (1 year RFUCC +
	1.750%), 11/1/2033 (b)	181,440
	Pool #AC5719,
156,644	5.652% (1 Year CMT Rate +
	2.295%), 5/1/2034 (b)	156,448
	Pool #779693,
30,724	5.761% (1 year RFUCC +
	1.511%), 7/1/2034 (b)	30,386
	Pool #795136,
27,584	5.651% (1 year RFUCC +
	1.401%), 10/1/2034 (b)	27,994
	Pool #849264,
127,934	4.018% (1 year RFUCC +
	1.700%), 1/1/2036 (b)	126,764

The accompanying notes are an integral part of these financial statements.
9

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount/
Shares		Value

U.S. Government Securities 0.8% (continued)
	FNMA ARM (continued)
	Pool #953653,
$194,144	6.265% (1 year RFUCC +
	2.015%), 11/1/2037 (b)	$193,851
		1,200,408
Total Mortgage-Backed Securities
(Cost $11,318,714)		11,193,226

U.S. GOVERNMENT NOTES/BONDS 16.0%
	U.S. Treasury Note/Bond
4,500,000	4.125%, 1/31/2025	4,450,781
3,000,000	4.250%, 5/31/2025	2,970,996
5,500,000	5.000%, 8/31/2025	5,516,973
9,500,000	3.625%, 5/15/2026	9,297,383
Total U.S. Government Notes/Bonds
(Cost $22,354,925)		22,236,133

SHORT-TERM INVESTMENTS 20.1%

Money Market Fund 1.1%
1,527,823	Fidelity Government Portfolio,
	Institutional Class, 5.24% (d)	1,527,823

U.S. Treasury Bills 19.0%
2,700,000	5.431%, 3/14/2024 (e)	2,659,362
4,000,000	5.384%, 5/2/2024 (e)	3,912,305
13,500,000	5.431%, 6/13/2024 (e)	13,135,089
7,000,000	5.362%, 7/11/2024 (e)	6,785,232
		26,491,988

Total Short-Term Investments
(Cost $27,998,303)		28,019,811
Total Investments
(Cost $140,363,225)	100.3%	139,670,311
Liabilities in Excess
of Other Assets	(0.3)%	(353,765)
TOTAL NET ASSETS	100.0%	$139,316,546

ARM – Adjustable Rate Mortgage
CMT – Constant Maturity Treasury
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
RFUCC – Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2023, the value of these investments was $31,829,918 of 22.8% total net assets.

(b)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2023.
(c)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2023.
(d)	Rate shown represents the 7-day annualized yield as of November 30, 2023.
(e)	Rate shown is the discount rate at November 30, 2023.

The accompanying notes are an integral part of these financial statements.

10

PIA Short-Term Securities Fund
Statement of Assets and Liabilities – November 30, 2023

Assets:
Investments in securities, at value (cost $140,363,225)	$139,670,311
Receivable for securities sold	4,239
Receivable for fund shares sold	15,214
Interest receivable	717,037
Prepaid expenses	17,971
Total assets	140,424,772

Liabilities:
Payable for fund shares redeemed	370
Payable for securities purchased	1,000,000
Investment advisory fees	22,016
Administration fees	24,632
Custody fees	2,211
Transfer agent fees and expenses	14,932
Fund accounting fees	3,532
Audit fees	20,100
Legal fees	293
Chief Compliance Officer fee	2,750
Trustees’ fees and expenses	4,349
Accrued expenses	13,041
Total liabilities	1,108,226
Net Assets	$139,316,546

Net Assets Consist of:
Paid-in capital	$140,775,139
Total accumulated deficit	(1,458,593)
Net Assets	$139,316,546

Net Asset Value, Offering Price and Redemption Price Per Share	$9.93

Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	14,034,944

The accompanying notes are an integral part of these financial statements.

11

PIA Short-Term Securities Fund
Statement of Operations – Year Ended November 30, 2023

Investment Income:
Interest	$4,895,525
Total investment income	4,895,525

Expenses:
Investment advisory fees (Note 4)	249,108
Administration fees (Note 4)	98,107
Transfer agent fees and expenses (Note 4)	47,978
Registration fees	24,446
Sub-transfer agent fees (Note 4)	22,435
Audit fees	20,450
Trustees’ fees and expenses	18,247
Fund accounting fees (Note 4)	13,884
Custody fees (Note 4)	12,477
Chief Compliance Officer fee (Note 4)	11,001
Reports to shareholders	10,196
Legal fees	6,343
Miscellaneous	5,904
Insurance	3,991
Total expenses	544,567
Less: Fee waiver by adviser (Note 4)	(58,805)
Net expenses	485,762
Net investment income	4,409,763

Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(362,878)
Net change in unrealized appreciation/(depreciation) on investments	2,250,352
Net gain on investments	1,887,474
Net increase in net assets resulting from operations	$6,297,237

The accompanying notes are an integral part of these financial statements.

12

PIA Short-Term Securities Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$4,409,763	$1,639,096
Net realized loss on investments	(362,878)	(262,258)
Capital gain distributions from regulated investment companies	—	14
Net change in unrealized appreciation/(depreciation) on investments	2,250,352	(3,491,048)
Net increase/(decrease) in net assets resulting from operations	6,297,237	(2,114,196)

Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders	(4,338,533)	(1,646,721)
Total dividends and distributions	(4,338,533)	(1,646,721)

Capital Share Transactions:
Proceeds from shares sold	29,846,358	9,327,270
Distributions reinvested	4,153,193	1,557,732
Payment for shares redeemed	(27,134,746)	(18,578,226)
Net increase/(decrease) in net assets from capital share transactions	6,864,805	(7,693,224)
Total increase/(decrease) in net assets	8,823,509	(11,454,141)

Net Assets, Beginning of year	130,493,037	141,947,178
Net Assets, End of year	$139,316,546	$130,493,037

Transactions in Shares:
Shares sold	3,026,725	944,065
Shares issued on reinvestment of distributions	421,262	158,452
Shares redeemed	(2,757,115)	(1,884,309)
Net increase/(decrease) in shares outstanding	690,872	(781,792)

The accompanying notes are an integral part of these financial statements.

13

PIA Short-Term Securities Fund
Financial Highlights

	Year Ended November 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$9.78	$10.05	$10.12	$10.07	$9.97

Income From Investment Operations:
Net investment income	0.35	0.12	0.06	0.13	0.20
Net realized and unrealized gain/(loss) on investments	0.14	(0.27)	(0.05)	0.06	0.10
Total from investment operations	0.49	(0.15)	0.01	0.19	0.30

Less Distributions:
Distributions from net investment income	(0.34)	(0.12)	(0.08)	(0.14)	(0.20)
Total distributions	(0.34)	(0.12)	(0.08)	(0.14)	(0.20)

Net asset value, end of year	$9.93	$9.78	$10.05	$10.12	$10.07

Total Return	5.10%	-1.49%	0.11%	1.95%	3.04%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$139,317	$130,493	$141,947	$200,329	$163,481
Ratio of expenses to average net assets:
Net of fee waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Before fee waivers	0.44%	0.43%	0.43%	0.42%	0.45%
Ratio of net investment income to average net assets:
Net of fee waivers	3.54%	1.20%	0.66%	1.23%	2.00%
Before fee waivers	3.49%	1.16%	0.62%	1.20%	1.94%
Portfolio turnover rate	64%	25%	44%	58%	48%

The accompanying notes are an integral part of these financial statements.

14

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023

Note 1 – Organization
The PIA Short-Term Securities Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities. The Fund commenced operations on April 22, 1994.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested. In connection with the ability to purchase securities on a when-issued basis, the Fund may also enter into dollar rolls in which the Fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the Fund to “rollover” its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

15

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to the Fund are typically allocated among the PIA Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Paydown gains and losses on mortgage-related and other asset-based securities are recorded as components of interest income on the Statement of Operations.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually. All short-term capital gains are included in ordinary income for tax purposes.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2023, there were no reclassifications between paid-in capital and distributable earnings.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements – In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Fund tags information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

16

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

In March 2020, the FASB issued Accounting Standards 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. The Secured Overnight Financing Rate (SOFR) is the main replacement for LIBOR in certain financial contracts after June 30, 2023.

In December 2022, FASB issued ASU 2022-06, Topic 848 – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Fund. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of the Fund’s net assets. For the year ended November 30, 2023, the Fund did not enter into derivatives transactions.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Note 3 – Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

17

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate bonds are categorized in Level 2 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Mortgage- and Asset-Backed Securities – Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are typically categorized in Level 2 of the fair value hierarchy.

U.S. Government Agency Securities – U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. These securities are typically categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

18

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Pacific Income Advisers, Inc. (“PIA” or the “Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee, is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At November 30, 2023, the Fund held securities issued pursuant to Rule 144A under the Securities Act of 1933. There were no other restricted investments held by the Fund at November 30, 2023.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2023:

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset-Backed Securities	$—	$8,373,600	$—	$8,373,600
Corporate Bonds	—	69,847,541	—	69,847,541
Mortgage-Backed Securities	—	11,193,226	—	11,193,226
U.S. Government Note/Bond	—	22,236,133	—	22,236,133
Total Fixed Income Securities	—	111,650,500	—	111,650,500
Money Market Fund	1,527,823	—	—	1,527,823
U.S. Treasury Bills	—	26,491,988	—	26,491,988
Total Investments	$1,527,823	$138,142,488	$—	$139,670,311

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

19

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

Note 4 – Investment Advisory Fee and other Transactions with Affiliates
The Fund has an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for providing investment management services to the Fund. The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.20% based upon the average daily net assets of the Fund. For the year ended November 30, 2023, the Fund incurred $249,108 in advisory fees.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses) to 0.39% of the average daily net assets. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended November 30, 2023, the Adviser reduced its fees and/or absorbed Fund expenses in the amount of $58,805; no amounts were reimbursed to the Adviser. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
11/30/24	$73,303
11/30/25	48,575
11/30/26	58,805
$180,683

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2023, are disclosed in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services. These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Fund expensed $22,435 of sub-transfer agent fees during the year ended November 30, 2023.

20

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Non-Government		Government
Purchases	Sales	Purchases	Sales
$36,341,132	$52,417,651	$36,293,208	$19,568,203

Note 6 – Line of Credit
The Fund has a secured line of credit in the amount of $15,000,000. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. The Fund did not draw upon its line of credit during the year ended November 30, 2023.

Note 7 – Federal Income Tax Information
The tax character of distributions paid during the year ended November 30, 2023 and the year ended November 30, 2022 are as follows:

	November 30, 2023	November 30, 2022
Ordinary income	$4,338,533	$1,646,721

As of November 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$140,363,225
Gross unrealized appreciation	226,004
Gross unrealized depreciation	(918,918)
Net unrealized depreciation (a)	(692,914)
Undistributed ordinary income	100,124
Undistributed long-term capital gains	—
Total distributable earnings	100,124
Other accumulated gains/(losses)	(865,803)
Total accumulated earnings/(losses)	$(1,458,593)

(a)	The book-basis and tax-basis net unrealized depreciation are the same.

The Fund had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

Short-Term Indefinite	Long-Term Indefinite	Total
$452,695	$413,108	$865,803

21

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

Note 8 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
U.S. Government Securities Risk. Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

•
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

22

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

•	Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.

•
Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

•
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.

•
Extension Risk. An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease.

•
Risks Associated with Asset-Backed Securities. These include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

•
Risks Associated with Mortgage-Backed Securities. These include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above) as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

•
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

•
Adjustable Rate and Floating Rate Securities Risks. Although the fluctuations in value of adjustable and floating rate instruments should be minimized as a result of changes in market interest rates compared to fixed-rate debt instruments, because such floating rates only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Fund.

•
High Yield Securities Risk. Securities with ratings lower than BBB- or Baa3 are known as “high yield” securities (commonly known as “junk bonds”). High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

23

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2023 (continued)

Note 9 – Control Ownership
The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, Teamsters & Food Employers Security Trust Fund and Capinco C/O U.S. Bank NA, for the benefit of their customers, owned 37.25% and 32.59%, respectively, of the outstanding shares of the Fund.

Note 10 – Trustees and Officers
Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board to attend to health-related matters. At the recommendation of the Governance and Nominating Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Governance and Nominating Committee of the Board.

Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

Note 11 – Other Tax Information (Unaudited)
For the year ended November 30, 2023, the Short-Term Securities Fund designated $4,338,533 as ordinary income for purposes of the dividends paid deduction. For the year ended November 30, 2023, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2023 is designated as qualified dividend income under the Tax Cuts and Jobs Act of 2017.

On December 27, 2023, the Short-Term Securities Fund distributed $0.04389173, per share of net investment income.

24

PIA Short-Term Securities Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
PIA Short-Term Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the PIA Short-Term Securities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2024

25

PIA Short-Term Securities Fund
Notice to Shareholders – November 30, 2023
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT
The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-800-251-1970 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

26

PIA Short-Term Securities Fund
Statement Regarding Liquidity Risk Management Program
(Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

27

PIA Short-Term Securities Fund
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served*	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

David G. Mertens	Chairman of	Indefinite term;	Partner and Head of Business	6	Trustee,
(age 63)	the Board	since	Development, QSV Equity		Advisors Series
615 E. Michigan Street		October 2023.	Investors, LLC, (formerly		Trust (for series
Milwaukee, WI 53202	Trustee	Indefinite term;	known as Ballast Equity		not affiliated
		since	Management, LLC) (a privately-		with the Fund).
		March 2017.	held investment advisory firm)
(February 2019 to present);
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite term;	Retired; formerly Manager,	6	Trustee,
(age 76)		since	President, CEO, U.S. Bancorp		Advisors Series
615 E. Michigan Street		September 2008.	Fund Services, LLC, and its		Trust (for series
Milwaukee, WI 53202			predecessors, (May 1991 to		not affiliated
			July 2017).		with the Fund).

Michele Rackey	Trustee	Indefinite term;	Chief Executive Officer,	6	Trustee,
(age 64)		since	Government Employees		Advisors Series
615 E. Michigan Street		January 2023.	Benefit Association (GEBA)		Trust (for series
Milwaukee, WI 53202			(benefits and wealth		not affiliated
			management organization)		with the Fund).
(2004 to 2020); Board Member,
Association Business
Services Inc. (ABSI) (for-profit
subsidiary of the American
Society of Association
Executives) (2019 to 2020).

28

PIA Short-Term Securities Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Jeffrey T. Rauman	President,	Indefinite term;	Senior Vice President, Compliance and Administration,
(age 54)	Chief	since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Kevin J. Hayden	Vice President,	Indefinite term;	Vice President, Compliance and Administration,
(age 52)	Treasurer and	since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street	Principal	January 2023.
Milwaukee, WI 53202	Financial
Officer

Cheryl L. King	Assistant	Indefinite term;	Vice President, Compliance and Administration,
(age 62)	Treasurer	since	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street		January 2023.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 41)	Treasurer	since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Joseph R. Kolinsky	Vice President,	Indefinite term;	Vice President, U.S. Bank Global Fund Services
(age 53)	Chief	since	(May 2023 to present); Chief Compliance Officer, Chandler
2020 E. Financial Way,	Compliance	July 2023.	Asset Management, Inc. (2020 to 2022); Director, Corporate
Suite 100	Officer and		Compliance, Pacific Life Insurance Company (2018 to 2019).
Glendora, CA 91741	AML Officer

Elaine E. Richards	Vice President	Indefinite term;	Senior Vice President, U.S. Bank Global Fund Services
(age 55)	and Secretary	since	(July 2007 to present).
2020 E. Financial Way,		September 2019.
Suite 100
Glendora, CA 91741

29

PIA Short-Term Securities Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Lillian A. Kabakali	Assistant	Indefinite term;	Assistant Vice President, U.S. Bank Global Fund Services
(age 42)	Secretary	since	(April 2023 to present); Vice President, Compliance, Guggenheim
2020 E. Financial Way,		July 2023.	Partners Investment Management Holdings, LLC
Suite 100			(April 2019 to April 2023); Senior Associate, Compliance,
Glendora, CA 91741			Guggenheim Partners Investment Management Holdings, LLC
(January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to Fund and the PIA BBB Bond Fund, the PIA High Yield (MACS) Fund, the PIA MBS Fund, the PIA Short Duration Fund, and the PIA High Yield Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

30

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
2321 Rosecrans Avenue, Suite 1260
El Segundo, CA  90245

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

PIA High Yield Fund
Institutional Class

Annual Report

November 30, 2023

PIA High Yield Fund

Dear Shareholder:

We are pleased to provide you with this report for the period from December 1, 2022 through November 30, 2023, regarding the PIA High Yield Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”), is the investment adviser.

The Fund outperformed its benchmark, the Bloomberg U.S. Corporate High-Yield Index (the “Index”), returning 12.70%, after fees and expenses, for the twelve months ended November 30, 2023, versus 8.69% for the Index.

The primary factors contributing to the outperformance of the Fund were the distribution of returns by credit rating and individual credit selection.  With regards to ratings, during the period, the Fund was significantly underweight Ba(s), the worst performing ratings cohort, while overweight B(s) and significantly overweight Caa(s), the best performing cohort.

As stated in the current prospectus, the Fund’s gross expense ratio is 1.06%, and the Fund’s net expense ratio is 0.86%. PIA has temporarily agreed to waive all or a portion of its management fees and pay Fund expenses to ensure that Total Annual Fund Operating Expenses After Fee Waiver (excluding acquired fund fees and expenses) do not exceed 0.86% of the Fund’s average daily net assets, through at least March 29, 2024. The net expense is what the investor has paid.

The Fund’s primary objective is to seek a high level of current income. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.

Lloyd McAdams
President and Portfolio Manager
Pacific Income Advisers, Inc.

1

PIA High Yield Fund

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser, are subject to change, are not guaranteed, should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks may increase for emerging markets.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an exchange-traded fund (“ETF”) or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  It will also bear additional expenses, including operating expenses, brokerage costs and the potential duplication of management fees.

The Bloomberg U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc., Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

You cannot invest directly in an index.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential. Bond rating services are provided by credit rating agencies currently registered as Nationally Recognized Statistical Rating Organizations (“NRSROs”). Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default). Securities not covered by any agency will receive a non-rated (NR) rating.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

2

PIA High Yield Fund

Comparison of the change in value of a $10,000 investment in the
PIA High Yield Fund vs. the Bloomberg U.S. Corporate High-Yield Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA High Yield Fund	12.70%	4.87%	4.63%
Bloomberg U.S. Corporate High-Yield Index	8.69%	4.15%	4.27%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.  The index excludes emerging markets debt.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

3

PIA High Yield Fund
Expense Example – November 30, 2023
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/23 – 11/30/23).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/23	Value 11/30/23	Period 6/1/23 – 11/30/23*
Actual	$1,000.00	$1,054.70	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense. The annualized expense ratio of the Fund is 0.86%.

4

PIA High Yield Fund
Allocation of Portfolio Assets – November 30, 2023
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

Utilities
1.2%
Technology
5.3%
Money Market Fund
6.4%
Basic Materials
14.6%
Communications
5.2%
Industrial
22.0%
Consumer, Cyclical
13.2%
Financial
2.1%
Energy
13.2%
Consumer, Non-cyclical
16.8%

5

PIA High Yield Fund
Schedule of Investments – November 30, 2023

Shares/
Principal Amount		Value

COMMON STOCKS 0.3%

Building Materials 0.3%
2,996	Northwest Hardwoods (a)(b)	$149,800

Total Common Stocks
(Cost $137,017)		149,800

CORPORATE BONDS 92.5%

Aerospace/Defense 2.1%
	F-Brasile SpA /
	F-Brasile US LLC
$700,000	7.375%, 8/15/2026 (c)	677,402
	Triumph Group, Inc.
550,000	9.000%, 3/15/2028 (c)	565,250
		1,242,652

Agriculture 1.1%
	Vector Group Ltd.
750,000	5.750%, 2/1/2029 (c)	668,238

Airlines 1.1%
	VistaJet Malta Finance
	PLC / Vista Management
	Holding, Inc.
943,000	6.375%, 2/1/2030 (c)	660,393

Auto Manufacturers 1.3%
	PM General Purchaser LLC
800,000	9.500%, 10/1/2028 (c)	785,492

Auto Parts & Equipment 1.0%
	Dornoch Debt Merger Sub, Inc.
650,000	6.625%, 10/15/2029 (c)	555,228

Building Materials 3.2%
	Eco Material Technologies, Inc.
625,000	7.875%, 1/31/2027 (c)	614,734
	MIWD Holdco II LLC /
	MIWD Finance Corp.
525,000	5.500%, 2/1/2030 (c)	445,230
	Smyrna Ready Mix
	Concrete LLC
650,000	6.000%, 11/1/2028 (c)	618,254
150,000	8.875%, 11/15/2031 (c)	153,000
	Summit Materials LLC /
	Summit Materials
	Finance Corp.
65,000	7.250%, 1/15/2031 (c)	65,524
		1,896,742

Chemicals 10.6%
	ASP Unifrax Holdings, Inc.
932,000	5.250%, 9/30/2028 (c)	637,680
	GPD Cos., Inc.
675,000	10.125%, 4/1/2026 (c)	614,271
	Herens Holdco Sarl
750,000	4.750%, 5/15/2028 (c)	582,433
	Iris Holdings, Inc.
737,000	9.500% PIK, 8.750%,
	2/15/2026 (c)(d)	659,420
	Mativ Holdings, Inc.
725,000	6.875%, 10/1/2026 (c)	669,335
	Polar US Borrower LLC /
	Schenectady International
	Group, Inc.
724,000	6.750%, 5/15/2026 (c)	257,393
	Rain Carbon, Inc.
755,000	12.250%, 9/1/2029 (c)	771,043
	SCIH Salt Holdings, Inc.
300,000	4.875%, 5/1/2028 (c)	272,006
615,000	6.625%, 5/1/2029 (c)	545,303
	SCIL IV LLC /
	SCIL USA Holdings LLC
650,000	5.375%, 11/1/2026 (c)	611,943
	SK Invictus Intermediate II Sarl
775,000	5.000%, 10/30/2029 (c)	630,386
		6,251,213

The accompanying notes are an integral part of these financial statements.
6

PIA High Yield Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Coal 1.1%
	SunCoke Energy, Inc.
$725,000	4.875%, 6/30/2029 (c)	$624,352

Commercial Services 8.6%
	Alta Equipment Group, Inc.
650,000	5.625%, 4/15/2026 (c)	607,473
	Cimpress PLC
785,000	7.000%, 6/15/2026	760,881
	CPI CG, Inc.
600,000	8.625%, 3/15/2026 (c)	570,694
	NESCO Holdings II, Inc.
650,000	5.500%, 4/15/2029 (c)	583,375
	PROG Holdings, Inc.
700,000	6.000%, 11/15/2029 (c)	612,570
	StoneMor, Inc.
730,000	8.500%, 5/15/2029 (c)	584,518
	VT Topco, Inc.
650,000	8.500%, 8/15/2030 (c)	666,068
	WASH Multifamily
	Acquisition, Inc.
750,000	5.750%, 4/15/2026 (c)	705,612
		5,091,191

Computers 1.2%
	NCR Atleos Corp.
660,000	9.500%, 4/1/2029 (c)	682,090

Distribution/Wholesale 2.8%
	Verde Purchaser LLC
1,025,000	10.500%, 11/30/2030 (c)	1,023,719
	Windsor Holdings III LLC
625,000	8.500%, 6/15/2030 (c)	643,138
		1,666,857

Diversified Financial Services 2.1%
	Burford Capital
	Global Finance LLC
320,000	6.250%, 4/15/2028 (c)	304,256
350,000	6.875%, 4/15/2030 (c)	329,252
	Macquarie Airfinance
	Holdings Ltd.
600,000	8.125%, 3/30/2029 (c)	611,733
		1,245,241

Engineering & Construction 3.5%
	Brand Industrial Services, Inc.
625,000	10.375%, 8/1/2030 (c)	648,800
	Brundage-Bone Concrete
	Pumping Holdings, Inc.
650,000	6.000%, 2/1/2026 (c)	628,154
	Railworks Holdings LP /
	Railworks Rally, Inc.
811,000	8.250%, 11/15/2028 (c)	797,432
		2,074,386

Entertainment 2.0%
	Premier Entertainment
	Sub LLC / Premier
	Entertainment Finance Corp.
775,000	5.875%, 9/1/2031 (c)	551,945
	Scientific Games
	Holdings LP/Scientific
	Games US FinCo, Inc.
717,000	6.625%, 3/1/2030 (c)	642,264
		1,194,209

Food 1.5%
	B&G Foods, Inc.
224,000	5.250%, 4/1/2025	220,083
	Simmons Foods, Inc./Simmons
	Prepared Foods, Inc./Simmons
	Pet Food, Inc./Simmons Feed
815,000	4.625%, 3/1/2029 (c)	677,815
		897,898

Food Service 1.5%
	TKC Holdings, Inc.
235,000	6.875%, 5/15/2028 (c)	212,280
785,000	10.500%, 5/15/2029 (c)	679,532
		891,812

The accompanying notes are an integral part of these financial statements.

7

PIA High Yield Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Forest Products & Paper 1.5%
	Mercer International, Inc.
$300,000	12.875%, 10/1/2028 (c)	$312,601
700,000	5.125%, 2/1/2029	585,305
		897,906

Healthcare-Services 4.4%
	Fortrea Holdings, Inc.
615,000	7.500%, 7/1/2030 (c)	609,619
	Heartland Dental
	LLC / Heartland
	Dental Finance Corp.
425,000	8.500%, 5/1/2026 (c)	401,863
325,000	10.500%, 4/30/2028 (c)	330,281
	Kedrion SpA
660,000	6.500%, 9/1/2029 (c)	587,400
	ModivCare Escrow Issuer, Inc.
900,000	5.000%, 10/1/2029 (c)	689,405
		2,618,568

Household Products/Wares 0.9%
	Kronos Acquisition
	Holdings, Inc. / KIK
	Custom Products, Inc.
575,000	5.000%, 12/31/2026 (c)	544,153

Internet 1.0%
	ION Trading Technologies Sarl
700,000	5.750%, 5/15/2028 (c)	595,841

Iron/Steel 1.3%
	Mineral Resources Ltd.
75,000	9.250%, 10/1/2028 (c)	77,825
	TMS International Corp./DE
850,000	6.250%, 4/15/2029 (c)	674,926
		752,751

Leisure Time 1.0%
	Lindblad Expeditions
	Holdings, Inc.
600,000	9.000%, 5/15/2028 (c)	605,938

Machinery-Diversified 2.7%
	GrafTech Finance, Inc.
904,000	4.625%, 12/15/2028 (c)	607,271
	Husky III Holding Ltd.
468,000	13.750% PIK, 13.000%,
	2/15/2025 (c)(d)	459,810
	OT Merger Corp.
665,000	7.875%, 10/15/2029 (c)	377,249
	Titan Acquisition Ltd. /
	Titan Co.-Borrower LLC
132,000	7.750%, 4/15/2026 (c)	130,549
		1,574,879

Media 4.0%
	Audacy Capital Corp.
700,000	6.750%, 3/31/2029 (c)	12,250
	Beasley Mezzanine
	Holdings LLC
915,000	8.625%, 2/1/2026 (c)	586,744
	Spanish Broadcasting
	System, Inc.
800,000	9.750%, 3/1/2026 (c)	463,480
	Univision Communications, Inc.
570,000	4.500%, 5/1/2029 (c)	500,541
150,000	7.375%, 6/30/2030 (c)	147,320
	Urban One, Inc.
775,000	7.375%, 2/1/2028 (c)	657,824
		2,368,159

Metal Fabricate/Hardware 1.2%
	Park-Ohio Industries, Inc.
785,000	6.625%, 4/15/2027	715,127

Mining 1.1%
	Arsenal AIC Parent LLC
650,000	8.000%, 10/1/2030 (c)	664,013

Miscellaneous Manufacturing 2.2%
	Calderys Financing LLC
650,000	11.250%, 6/1/2028 (c)	663,282

The accompanying notes are an integral part of these financial statements.

8

PIA High Yield Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Miscellaneous Manufacturing 2.2% (continued)
	FXI Holdings, Inc.
$720,000	12.250%, 11/15/2026 (c)	$632,453
		1,295,735

Office-Business Equipment 2.2%
	Pitney Bowes, Inc.
885,000	6.875%, 3/15/2027 (c)	783,946
	Xerox Holdings Corp.
575,000	5.500%, 8/15/2028 (c)	481,840
		1,265,786

Oil & Gas Services 4.2%
	Bristow Group, Inc.
750,000	6.875%, 3/1/2028 (c)	714,836
	CSI Compressco LP / CSI
	Compressco Finance, Inc.
775,000	7.500%, 4/1/2025 (c)	765,913
	Enerflex Ltd.
595,000	9.000%, 10/15/2027 (c)	560,728
	Welltec International ApS
400,000	8.250%, 10/15/2026 (c)	405,444
		2,446,921

Packaging & Containers 4.6%
	Clearwater Paper Corp.
750,000	4.750%, 8/15/2028 (c)	669,975
	LABL, Inc.
450,000	5.875%, 11/1/2028 (c)	391,419
425,000	9.500%, 11/1/2028 (c)	410,657
	Pactiv Evergreen Group
	Issuer LLC / Pactiv
	Evergreen Group Issuer, Inc.
600,000	4.375%, 10/15/2028 (c)	545,703
	Trident TPI Holdings, Inc.
625,000	12.750%, 12/31/2028 (c)	661,675
		2,679,429

Pipelines 7.8%
	Genesis Energy LP /
	Genesis Energy Finance Corp.
500,000	7.750%, 2/1/2028	494,477
	Global Partners LP /
	GLP Finance Corp.
150,000	7.000%, 8/1/2027	144,100
416,000	6.875%, 1/15/2029	387,700
	ITT Holdings LLC
910,000	6.500%, 8/1/2029 (c)	794,693
	Martin Midstream
	Partners LP / Martin
	Midstream Finance Corp.
700,000	11.500%, 2/15/2028 (c)	711,863
	Summit Midstream
	Holdings LLC / Summit
	Midstream Finance Corp.
765,000	9.000%, 10/15/2026 (c)	760,938
	TransMontaigne Partners LP/
	TLP Finance Corp.
750,000	6.125%, 2/15/2026	655,200
	Venture Global LNG, Inc.
650,000	8.125%, 6/1/2028 (c)	645,401
		4,594,372

Retail 2.3%
	Ferrellgas LP /
	Ferrellgas Finance Corp.
750,000	5.875%, 4/1/2029 (c)	689,005
	Staples, Inc.
775,000	7.500%, 4/15/2026 (c)	686,395
		1,375,400

Software 2.0%
	Helios Software Holdings,
	Inc. / ION Corporate
	Solutions Finance Sarl
625,000	4.625%, 5/1/2028 (c)	543,211
	Rocket Software, Inc.
750,000	6.500%, 2/15/2029 (c)	606,919
		1,150,130

The accompanying notes are an integral part of these financial statements.
9

PIA High Yield Fund
Schedule of Investments – November 30, 2023 (continued)

Principal Amount		Value

Transportation 2.2%
	First Student Bidco, Inc. /
	First Transit Parent, Inc.
$750,000	4.000%, 7/31/2029 (c)	$640,988
	Rand Parent LLC
700,000	8.500%, 2/15/2030 (c)	662,286
		1,303,274

Water 1.2%
	Solaris Midstream Holdings LLC
750,000	7.625%, 4/1/2026 (c)	728,583
Total Corporate Bonds
(Cost $60,028,292)		54,604,959

Shares		Value

MONEY MARKET FUND 6.3%
3,723,744	Fidelity Government
	Portfolio, Institutional
	Class, 5.24% (e)	3,723,744

Total Money Market Fund
(Cost $3,723,744)		3,723,744
Total Investments
(Cost $63,889,053)	99.1%	58,478,503
Other Assets in
Excess of Liabilities	0.9%	532,072
TOTAL NET ASSETS	100.0%	$59,010,575

(a)	Non-income producing security.
(b)
Security valued at fair value using methods determined in good faith by or at the direction of Fund’s valuation designee. Value determined using significant unobservable inputs. As of November 30, 2023, the total value of fair valued securities was $149,800 or 0.3% of total net assets.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2023, the value of these investments was $50,642,086 of 85.8% total net assets.

(d)	Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
(e)	Rate shown represents the 7-day annualized yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

10

PIA High Yield Fund
Statement of Assets and Liabilities – November 30, 2023

Assets:
Investments in securities, at value (cost $63,889,053)	$58,478,503
Receivable for fund shares sold	52,224
Interest receivable	1,046,083
Prepaid expenses	23,858
Total assets	59,600,668

Liabilities:
Payable to investment adviser	17,223
Payable for securities purchased	486,997
Payable for fund shares redeemed	207
Administration fees	24,750
Transfer agent fees and expenses	12,699
Fund accounting fees	4,946
Audit fees	22,200
Chief Compliance Officer fee	2,750
Custody fees	1,070
Shareholder reporting	7,094
Trustees’ fees and expenses	4,348
Accrued expenses	5,809
Total liabilities	590,093
Net Assets	$59,010,575

Net Assets Consist of:
Paid-in capital	$67,462,417
Total accumulated deficit	(8,451,842)
Net Assets	$59,010,575

Net Asset Value, Offering Price and Redemption Price Per Share	$8.64

Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	6,830,230

The accompanying notes are an integral part of these financial statements.

11

PIA High Yield Fund
Statement of Operations – Year Ended November 30, 2023

Investment Income:
Interest (net of interest tax withheld of $6,445)	$4,633,406
Total investment income	4,633,406

Expenses:
Investment advisory fees (Note 4)	298,193
Administration fees (Note 4)	97,788
Transfer agent fees and expenses (Note 4)	31,726
Registration fees	24,253
Audit fees	22,550
Sub-transfer agent fees (Note 4)	20,522
Fund accounting fees (Note 4)	19,862
Trustees’ fees and expenses	18,246
Chief Compliance Officer fee (Note 4)	11,000
Reports to shareholders	7,627
Legal fees	6,347
Custody fees (Note 4)	6,181
Miscellaneous	5,358
Insurance	3,035
Interest expense (Note 6)	350
Total expenses	573,038
Less: Fee waiver by adviser (Note 4)	(106,772)
Net expenses	466,266
Net investment income	4,167,140

Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(627,843)
Net change in unrealized appreciation/(depreciation) on investments	2,805,583
Net gain on investments	2,177,740
Net increase in net assets resulting from operations	$6,344,880

The accompanying notes are an integral part of these financial statements.

12

PIA High Yield Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	November 30, 2023	November 30, 2022
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$4,167,140	$3,963,047
Net realized loss on investments	(627,843)	(2,103,039)
Net change in unrealized appreciation/(depreciation) on investments	2,805,583	(6,859,699)
Net increase/(decrease) in net assets resulting from operations	6,344,880	(4,999,691)

Distributions Paid to Shareholders:
Net dividends and distributions to shareholders	(4,160,921)	(3,984,648)
Total dividends and distributions	(4,160,921)	(3,984,648)

Capital Share Transactions:
Proceeds from shares sold	28,933,102	12,161,800
Distributions reinvested	1,283,078	1,235,174
Payment for shares redeemed	(23,393,417)	(14,804,437)
Net increase/(decrease) in net assets from capital share transactions	6,822,763	(1,407,463)
Total increase/(decrease) in net assets	9,006,722	(10,391,802)

Net Assets, Beginning of year	50,003,853	60,395,655
Net Assets, End of year	$59,010,575	$50,003,853

Transactions in Shares:
Shares sold	3,371,359	1,393,691
Shares issued on reinvestment of distributions	151,088	138,498
Shares redeemed	(2,729,906)	(1,625,229)
Net increase/(decrease) in shares outstanding	792,541	(93,040)

The accompanying notes are an integral part of these financial statements.

13

PIA High Yield Fund
Financial Highlights

	Year Ended November 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$8.28	$9.85	$9.71	$9.61	$9.67

Income From Investment Operations:
Net investment income	0.65	0.68	0.61	0.63	0.64
Net realized and unrealized gain/(loss) on investments	0.36	(1.57)	0.14	0.08	(0.06)
Total from investment operations	1.01	(0.89)	0.75	0.71	0.58

Less Distributions:
Distributions from net investment income	(0.65)	(0.68)	(0.61)	(0.63)	(0.64)
Distributions from net realized gains	—	—	—	(0.01)	—
Total distributions	(0.65)	(0.68)	(0.61)	(0.64)	(0.64)
Increase from payment by affiliate
and administrator due to operational error	—	—	—	0.03	—

Net asset value, end of year	$8.64	$8.28	$9.85	$9.71	$9.61

Total Return	12.70%	-9.26%	7.85%	8.36%^	6.14%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$59,011	$50,004	$60,396	$55,110	$52,086
Ratio of expenses to average net assets:
Net of fee waivers	0.86%	0.86%	0.86%	0.86%	0.86%
Before fee waivers	1.06%	1.06%	0.97%	1.11%	1.03%
Ratio of net investment income to average net assets:
Net of fee waivers	7.69%	7.50%	6.13%	6.80%	6.53%
Before fee waivers	7.49%	7.30%	6.02%	6.55%	6.36%
Portfolio turnover rate	35%	23%	72%	51%	63%

^
Includes increase from payment made by affiliate and administrator due to the corporate action operational error. On September 18, 2020, the Fund received a reimbursement of $153,625 from the Adviser and Administrator related to a corporate action instruction error during the year ended November 30, 2020. Due to a miscommunication, the tender offer for the Martin Midstream corporate action was not processed correctly. This resulted in the Fund’s position being tendered rather than exchanged. Had the Fund not received the payment, total return would have been 8.03%.

The accompanying notes are an integral part of these financial statements.

14

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023

Note 1 – Organization
The PIA High Yield Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Currently, the Fund offers the Institutional Class.  The primary investment objective of the Fund is to seek a high level of current income.  The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.  The Fund commenced operations on December 31, 2010.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the other PIA Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Transactions and Investment Income – Security transactions are accounted for on the trade date. Realized gains and losses on sales of securities are calculated on a first-in, first-out basis.  Dividend income and capital gain distributions from underlying funds are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Non-cash interest income included in interest income, if any, is recorded at fair market value of additional par received.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

15

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2023, there were no reclassifications between paid-in capital and distributable earnings.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Accounting Pronouncements – In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Fund tags information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

In March 2020, the FASB issued Accounting Standards 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. The Secured Overnight Financing Rate (SOFR) is the main replacement for LIBOR in certain financial contracts after June 30, 2023.

16

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

In December 2022, FASB issued ASU 2022-06, Topic 848 – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Fund. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of the Fund’s net assets.  For the year ended November 30, 2023, the Fund did not enter into derivatives transactions.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Note 3 – Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable

17

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans. These securities will generally be classified in Level 2 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Equity Securities – Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Pacific Income Advisers, Inc. (“PIA” or the “Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

18

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At November 30, 2023, the Fund held securities issued pursuant to Rule 144A under the Securities Act of 1933. There were no other restricted investments held by the Fund at November 30, 2023.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$149,800	$149,800
Fixed Income
Corporate Bonds	—	54,604,959	—	54,604,959
Total Fixed Income	—	54,604,959	—	54,604,959
Money Market Fund	3,723,744	—	—	3,723,744
Total Investments	$3,723,744	$54,604,959	$149,800	$58,478,503

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value.

	Investments in Securities, at Value
	Common Stocks	Corporate Bonds
Balance as of November 30, 2022	$239,680	$171,000
Accrued discounts/premiums	—	2,189
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(89,880)	426,811
Purchases	—	—
Sales	—	(600,000)
Transfers in and/or out of Level 3	—	—
Balance as of November 30, 2023	$149,800	$—

The change in unrealized appreciation/(depreciation) for Level 3 securities still held at November 30, 2023, and still classified as Level 3 was $(89,880).

19

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates

The Fund has an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for providing investment management services to the Fund. The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly calculated at an annual rate of 0.55% based upon the Fund’s average daily net assets.  For the year ended November 30, 2023, the Fund incurred $298,193 in advisory fees.

The Fund is responsible for its own operating expenses. The Adviser has temporarily agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.86% of average daily net assets. The Adviser may not recoup expense reimbursements in future periods. For the year ended November 30, 2023, the Adviser reduced its fees in the amount of $106,772.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2023, are disclosed in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services. These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Fund expensed $20,522 of sub-transfer agent fees during the year ended November 30, 2023.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2023, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. Government securities) were $23,645,022 and $18,031,707, respectively. There were no purchases and sales of U.S. Government securities during the year ended November 30, 2023.

Note 6 – Line of Credit
The Fund has a secured line of credit in the amount of $8,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended November 30, 2023, the Fund drew on its line of credit. The Fund had an outstanding average daily balance of $4,055, paid a weighted average interest rate of 8.50%, and incurred interest expense of $350. The maximum amount outstanding for the Fund during the year ended November 30, 2023, was $1,057,000. At November 30, 2023, the Fund had no outstanding loan amounts.

20

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

Note 7 – Federal Income Tax Information
The tax character of distributions paid during the year ended November 30, 2023 and the year ended November 30, 2022 are as follows:

	Year ended	Year ended
	November 30, 2023	November 30, 2022
Ordinary income	$4,160,921	$3,984,648

As of November 30, 2023, the components of capital on a tax basis were as follows:

Cost of investments (a)	$63,889,053
Gross unrealized appreciation	586,076
Gross unrealized depreciation	(5,996,626)
Net unrealized depreciation (a)	(5,410,550)
Undistributed ordinary income	37,326
Undistributed long-term capital gains	—
Total distributable earnings	37,326
Other accumulated gains/(losses)	(3,078,618)
Total accumulated earnings/(losses)	$(8,451,842)

(a)	The book-basis and tax-basis net unrealized depreciation are the same.

As of November 30, 2023, the Fund had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

Long-Term Indefinite
$3,078,618

Note 8 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
High Yield Securities Risk.  High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk. High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

•
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund.  Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.  A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

21

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

•	Credit Risk. The issuers of the bonds and other instruments held by the Fund may not be able to make interest or principal payments.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
Interest Rate Risk.  The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates.  If interest rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

•
Liquidity Risk.  Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
ETF and Mutual Fund Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Note 9 – Control Ownership
The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, International Union UAW Strike Trust, for the benefit of their customers, owned 46.50% of the outstanding shares of the Fund.

22

PIA High Yield Fund
Notes to Financial Statements – November 30, 2023 (continued)

Note 10 – Trustees and Officers
Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board to attend to health-related matters. At the recommendation of the Governance and Nominating Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Governance and Nominating Committee of the Board.

Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

Note 11 – Other Tax Information (Unaudited)
For the year ended November 30, 2023, the High Yield Fund designated $4,160,921 as ordinary income for purposes of the dividends paid deduction. For the year ended November 30, 2023, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2023 is designated as qualified dividend income under the Tax Cuts and Jobs Act of 2017.

On December 27, 2023, the High Yield Fund distributed $0.05635706, per share of net investment income.

23

PIA High Yield Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
PIA High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the PIA High Yield Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2024

24

PIA High Yield Fund
Notice to Shareholders – November 30, 2023
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Port
The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-800-251-1970 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

25

PIA High Yield Fund
Statement Regarding Liquidity Risk Management Program
(Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

26

PIA High Yield Fund
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served*	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

David G. Mertens	Chairman	Indefinite term;	Partner and Head of Business	6	Trustee,
(age 63)	of the Board	since	Development, QSV Equity		Advisors Series
615 E. Michigan Street		October 2023.	Investors, LLC, (formerly		Trust (for series
Milwaukee, WI 53202			known as Ballast Equity		not affiliated
	Trustee	Indefinite term;	Management, LLC) (a		with the Fund).
		since	privately-held investment
		March 2017.	advisory firm) (February
2019 to present); Managing
Director and Vice President,
Jensen Investment Management,
Inc. (a privately-held investment
advisory firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite term;	Retired; formerly Manager,	6	Trustee,
(age 76)		since	President, CEO, U.S. Bancorp		Advisors Series
615 E. Michigan Street		September 2008.	Fund Services, LLC, and its		Trust (for series
Milwaukee, WI 53202			predecessors, (May 1991 to		not affiliated
			July 2017).		with the Fund).

Michele Rackey	Trustee	Indefinite term;	Chief Executive Officer,	6	Trustee,
(age 64)		since	Government Employees		Advisors Series
615 E. Michigan Street		January 2023.	Benefit Association (GEBA)		Trust (for series
Milwaukee, WI 53202			(benefits and wealth		not affiliated
			management organization)		with the Fund).
(2004 to 2020); Board Member,
Association Business Services
Inc. (ABSI) (for-profit
subsidiary of the American
Society of Association
Executives) (2019 to 2020).

27

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Jeffrey T. Rauman	President,	Indefinite term;	Senior Vice President, Compliance and Administration,
(age 54)	Chief	since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Kevin J. Hayden	Vice President,	Indefinite term;	Vice President, Compliance and Administration,
(age 52)	Treasurer and	since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street	Principal	January 2023.
Milwaukee, WI 53202	Financial
Officer

Cheryl L. King	Assistant	Indefinite term;	Vice President, Compliance and Administration,
(age 62)	Treasurer	since	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street		January 2023.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 41)	Treasurer	since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Joseph R. Kolinsky	Vice President,	Indefinite term;	Vice President, U.S. Bank Global Fund Services (May 2023
(age 53)	Chief	since	to present); Chief Compliance Officer, Chandler Asset
2020 E. Financial Way,	Compliance	July 2023.	Management, Inc. (2020 to 2022); Director, Corporate
Suite 100	Officer and		Compliance, Pacific Life Insurance Company (2018 to 2019).
Glendora, CA 91741	AML Officer

Elaine E. Richards	Vice President	Indefinite term;	Senior Vice President, U.S. Bank Global Fund Services
(age 55)	and Secretary	since	(July 2007 to present).
2020 E. Financial Way,		September 2019.
Suite 100
Glendora, CA 91741

28

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Lillian A. Kabakali	Assistant	Indefinite term;	Assistant Vice President, U.S. Bank Global Fund Services
(age 42)	Secretary	since	(April 2023 to present); Vice President, Compliance, Guggenheim
2020 E. Financial Way,		July 2023.	Partners Investment Management Holdings, LLC (April 2019
Suite 100			to April 2023); Senior Associate, Compliance, Guggenheim
Glendora, CA 91741			Partners Investment Management Holdings, LLC (January 2018
to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to Fund and the PIA BBB Bond Fund, the PIA High Yield (MACS) Fund, the PIA MBS Fund, the PIA Short Duration Fund, and the PIA Short-Term Securities Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
2321 Rosecrans Avenue, Suite 1260
El Segundo, CA  90245

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE11/30/2022
(a) Audit Fees	$95,000	$93,000
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$18,000	18,000
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

 Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  2/2/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  2/2/24

By (Signature and Title)*                   /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date  2/7/24

* Print the name and title of each signing officer under his or her signature.